UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-23758

Eagle Point Institutional Income Fund

(Exact name of registrant as specified in charter)

600 Steamboat Road, Suite 202

Greenwich, CT 06830

(Address of principal executive offices) (Zip code)

Thomas P. Majewski

c/o Eagle Point Institutional Income Fund

600 Steamboat Road, Suite 202

Greenwich, CT 06830

(Name and address of agent for service)

Copies to

Thomas J. Friedmann

Philip Hinkle
Dechert LLP
One International Place, 40th Floor

100 Oliver Street

Boston, MA 02110
(617) 728-7120

Registrant’s telephone number, including area code: (203) 340-8500

Date of fiscal year end: December 31

Date of reporting period: June 30, 2026

Item 1.	Report to Stockholders

The Semiannual Report to shareholders of the registrant for the six months ending June 30, 2026, is filed herewith.

Eagle Point Institutional Income Fund
Semiannual Report — June 30, 2026

Management Discussion of Fund Performance
August 21, 2026
Dear Fellow Shareholders:
We are pleased to provide you with the enclosed report of Eagle Point Institutional Income Fund (“we,” “us,” “our” or the “Fund”) for the six months ended June 30, 2026.
The Fund is a closed-end management investment company registered under the Investment Company Act of 1940, as amended, and is advised by Eagle Point Credit Management LLC (the “Adviser”). The Fund is organized as a Delaware statutory trust and offers its common shares of beneficial interest (“Shares”) to investors on a continuous basis at the Fund’s net asset value (“NAV”) per share plus any applicable sales load. The Fund’s primary investment objective is to generate high current income, with a secondary objective to generate capital gains. We seek to achieve these objectives by investing primarily in equity and junior debt tranches of collateralized loan obligations (“CLOs”). We may also invest in other securities or instruments that are related investments or that are consistent with our investment objectives.
As of June 30, 2026, the Adviser and its affiliates managed $14 billion on behalf of principally institutional clients.1 The Adviser formed the Fund in 2022 as a continuously offered, SEC-registered, non-traded fund to provide investors with access to institutional credit investment strategies.
First Half 2026 Results
The first half of 2026 was characterized by significant market volatility in the first quarter, followed by a recovery in the second quarter. While spread compression drove performance in 2025, uncertainty surrounding the potential impact of artificial intelligence on software borrowers, together with geopolitical developments, weighed on leveraged loan prices and CLO valuations during the first quarter. As market sentiment improved during the second quarter, loan prices and CLO equity valuations recovered meaningfully, while underlying credit fundamentals remained resilient throughout the period.
Throughout the first half of the year, we remained disciplined in our investment approach, continuing to execute CLO resets and refinancings to offset the spread compression we experienced last year, rotating capital into higher-conviction opportunities and expanding our exposure to differentiated private credit investments by leveraging our Adviser’s specialized investment expertise across the broader Eagle Point platform. We believe these actions strengthened our investment portfolio, enhanced its long-term earnings potential and positioned the Fund to capitalize on attractive opportunities across the broader credit markets and create long-term value for our shareholders. We believe the increased allocation to differentiated private credit investments should help reduce volatility in the portfolio.
Against this backdrop, the Fund continued to provide shareholders with a consistent distribution payment each month, supported by the resilient cash flows generated by our CLO equity portfolio and related credit investments. Since the Fund’s inception through June 30, 2026, the Fund has
Past performance is not indicative of, or a guarantee of, future performance.
Please see page 8 for endnotes.

paid cumulative distributions of $3.84 per share, representing 38.4% of the Fund’s NAV at inception.2 The Fund maintained its practice of paying consistent distributions throughout the six months ended June 30, 2026. If the Fund’s distributions had been higher or lower, the Fund’s NAV would have declined or increased (respectively), as a result.
Among the highlights for the six months ended June 30, 2026, we:
▪
Paid a consistent monthly distribution of $0.083 per share to our common shareholders during the period, resulting in an annualized distribution rate of 17.4%.2 June marked our 48th consecutive monthly distribution to shareholders.

▪
Received recurring cash flows from our investment portfolio of $17.2 million, or $0.94 per weighted average common share, exceeding the Fund’s distributions to common shareholders and total expenses incurred by the Fund during the period.

▪
Actively deployed $65.2 million of gross capital into new investments, including $63.1 million of investments with a weighted average effective yield (“WAEY”) of 15.4%, measured at the time of purchase.3 The remaining capital was deployed across loan accumulation facilities and other credit investments.

▪
Completed four resets and seven refinancings of CLOs in our portfolio. Each reset created a new five-year reinvestment period and, together with the refinancings, reduced the cost of CLO debt by an average of 43 bps for those CLOs. Looking ahead, we have a robust pipeline of additional reset and refinancing opportunities, with approximately 54% of our CLO investment portfolio eligible for a reset or refinancing over the next 12 months.

▪
Maintained a weighted average remaining reinvestment period (“WARRP”) of our CLO equity investment portfolio of 3.5 years, declining only modestly from 3.7 years at the prior year-end despite the passage of six months, by investing in CLO equity with longer reinvestment periods and proactively resetting the Fund’s existing CLO investments. As of June 30, 2026, the WARRP of our CLO equity portfolio was 21% longer than the broader market average, providing greater protection against loan price volatility and enabling our CLOs to capitalize on periods of dislocation in the loan market.4

▪
Repositioned the portfolio by rotating capital away from certain underperforming CLO collateral managers and selectively increasing exposure to asset classes beyond CLO equity, including asset-backed securities, infrastructure credit, portfolio debt securities, regulatory capital relief transactions and other opportunistic private credit investments, which complement our core CLO equity portfolio. As of June 30, 2026, non-CLO investments represented 22% of our total investment portfolio, up from 8% at the start of the year.

We also want to highlight the Fund’s dividend reinvestment plan for common shareholders. This plan allows shareholders to elect to have their distributions reinvested into new shares at a 5% discount to NAV per share. We encourage all shareholders to carefully review the terms of the plan. See “Dividend Reinvestment Plan” in the enclosed report.
Portfolio Update
As of June 30, 2026, our investment portfolio consisted of 114 unique investments with an aggregate fair value of $156 million. Importantly, essentially all of the Fund’s investments were
Past performance is not indicative of, or a guarantee of, future performance.
Please see page 8 for endnotes.

made alongside other institutional funds and accounts managed by the Adviser, providing the Fund with the opportunity to co-invest alongside Eagle Point’s institutional capital. In many of our CLO investments, the Fund, together with these other funds and accounts, holds a majority position in the CLO equity tranche. These majority positions provide the Adviser with certain rights that can be used to actively manage and potentially enhance the value of our investments, including the ability, following the applicable non-call period, to call a CLO, refinance or reset its CLO debt tranches, as well as exercise our rights in amendments to the CLO’s governing documents. We believe these rights provide an important tool for managing risk and enhancing the Fund’s economics.
CLO investments represented 78% of the Fund’s investment portfolio based on fair value, reflecting our continued focus on generating current income and attractive risk-adjusted returns through equity tranches of CLOs. The weighted average expected yield of our CLO equity portfolio (excluding called CLOs), based on current market values and expected future cash flows, was 25.5%3 as of June 30, 2026, which we believe represents an attractive potential return. Through our investments in CLO equity securities, we had indirect exposure to 1,296 unique corporate obligors. The largest look-through obligor represented 0.6% of the loans underlying our CLO equity portfolio, and the top 10 largest look-through obligors together represented 5.0% of the underlying loans.
Non-CLO investments included infrastructure credit, portfolio debt securities, asset-backed securities, regulatory capital relief transactions and strategic credit investments, which represented 11%, 4%, 4%, 2% and 1% of the portfolio, respectively, at fair value. Collectively, these non-CLO investments represented 22% of our total investment portfolio as of June 30, 2026, reflecting our continued efforts to diversify the Fund’s sources of income and selectively allocate capital to attractive risk-adjusted opportunities sourced through Eagle Point’s investment platform across the broader credit markets. We expect this portion of the portfolio to grow if the relative value remains compelling.
Loan Market5
The US leveraged loan market delivered a positive return in the first half of 2026, supported by resilient credit fundamentals, despite continued dispersion across sectors and issuers. The S&P UBS Leveraged Loan Index, a broad index tracking the corporate loan market, generated a total return of 1.4% for the first half of 2026.6 Credit quality remained resilient, with the trailing 12-month default rate at 1.0%, well below long-term averages.7 The limited number of defaults that occurred were isolated and not a primary driver of market performance during the first half of 2026.
Total loan repayments reached $150 billion in the first half of 2026, resulting in a 12-month trailing repayment rate of 21.9%, while gross issuance of $440 billion translated into net new issuance of $131 billion. Importantly, the maturity profile of the loan market continues to improve, with just 1.8% of the overall market and 1.4% of the loans underlying the Fund’s CLO equity positions scheduled to mature before 2028.
Past performance is not indicative of, or a guarantee of, future performance.
Please see page 8 for endnotes.

CLO Market5
The first half of 2026 reflected a tale of two markets, in some ways similar to the same period last year. Uncertainty surrounding the potential impact of artificial intelligence on software borrowers, together with geopolitical developments, weighed on leveraged loan prices and CLO equity valuations during the first quarter. Although market sentiment weakened materially, we believe the first quarter decline in valuations reflected market-driven pricing pressure rather than a broad deterioration in underlying credit fundamentals. As sentiment improved during the second quarter, loan prices and CLO equity valuations recovered, while underlying credit fundamentals remained resilient throughout the period.
While artificial intelligence will likely create both winners and losers over time, many software businesses continue to benefit from recurring revenue, sticky customer relationships and mission-critical products. We therefore believe the market reaction earlier in the year overstated the near-term impact on the broader software sector.
Our constructive outlook is further supported by healthy CLO market fundamentals. CLO issuance remained active during the first half of 2026, totaling $80 billion, while refinancings and resets reached $63 billion and $87 billion, respectively. These transactions continued to lower CLO liability costs and enhance the economics of existing CLO equity investments. As of June 30, 2026, the Fund’s CLO equity portfolio compared favorably to the broader market on key credit metrics, with CCC-rated loan exposure averaging 3.5%, versus 4.6% market-wide, and junior overcollateralization cushions of 4.5%, versus 3.8% for the market. The weighted average CLO AAA spread across the Fund’s CLO equity portfolio was 132 bps, compared to 124 bps for the broader market.
In addition, we believe one of the most significant headwinds facing CLO equity over the last 18 months — loan spread compression — may be abating. The percentage of the loan market trading above par ended the first half at 21.7%. Typically, loan repricing activity tends to accelerate when the percentage of the loan market trading above par is greater than 50%. As loan spreads stabilize, we believe CLO equity cash flows and valuations are positioned to benefit.
Outlook
Throughout the first half of the year, we remained focused on enhancing the portfolio’s long-term earnings power. We continued to execute refinancings and resets across the CLO portfolio, while maintaining a robust pipeline of additional opportunities that we believe will further improve future earnings and cash flows. We also completed the rotation of the portfolio away from certain underperforming CLO collateral managers. While this resulted in realized losses during the period, those losses had largely been reflected in the unrealized losses from prior periods, resulting in a minimal impact on the Fund’s NAV during the current period. Importantly, this repositioning allowed us to redeploy capital toward our core group of CLO collateral managers and selectively expand our exposure to other credit investments sourced through Eagle Point’s broader investment platform.
In addition to disciplined capital allocation, we continue to create long-term value for our shareholders through strategic initiatives. One of our Adviser’s strategic initiatives is a CLO
Past performance is not indicative of, or a guarantee of, future performance.
Please see page 8 for endnotes.

collateral management partnership with Muzinich & Co. (“Muzinich”), a global credit asset manager. Through this partnership, funds managed by the Adviser have supported the development and growth of Muzinich’s CLO collateral manager in exchange for a revenue share in the CLO collateral management business. Following the successful development of the US CLO collateral manager, Muzinich expanded its CLO collateral management business into Europe, a geography in which Muzinich already has an established presence. Through this strategic partnership, the Fund invests in Muzinich European CLOs and receives economic upside from the continued growth of the European CLO collateral management platform through the revenue share, providing our shareholders with a differentiated investment opportunity within the CLO market.
Looking ahead, we remain constructive on the long-term outlook for CLO equity and the broader opportunity set available across Eagle Point’s investment platform. We believe continued refinancing and reset activity, opportunities to deploy capital into attractive investments and the ongoing expansion of our strategic partnerships and private credit capabilities position the portfolio well for the future. While periods of market uncertainty are inevitable, we believe the Fund remains well-positioned to create long-term value for shareholders through disciplined portfolio management, active capital allocation and access to differentiated investment opportunities across our Adviser’s platform.
Additional Information
In addition to the Fund’s regulatory requirement to file certain portfolio information with the SEC (as described further in the enclosed report), the Fund makes certain additional financial information available to investors via its website (www.EPIIF. com), press releases and other public disclosures.
About Our Adviser
Eagle Point Credit Management LLC is an investment manager focused on specialized private credit strategies in inefficient markets, including portfolio debt securities, regulatory capital relief transactions, infrastructure credit, strategic credit investments, specialty finance and CLO securities. As of June 30, 2026, our Adviser and its affiliates have $14 billion of assets under management.
* * * *
Past performance is not indicative of, or a guarantee of, future performance.
Please see page 8 for endnotes.

Management remains keenly focused on continuing to create value for our shareholders. We appreciate the trust and confidence our fellow shareholders have placed in the Fund.
Thomas Majewski
Chairman and Chief Executive Officer
This letter is intended to assist shareholders in understanding the Fund’s performance during the six months ended June 30, 2026. The views and opinions in this letter were current as of August 21, 2026. Statements other than those of historical facts included herein may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors. The Fund undertakes no duty to update any forward-looking statement made herein. Information contained on our website is not incorporated by reference into this shareholder letter and you should not consider information contained on our website to be part of this shareholder letter or any other report we file with the SEC.
Past performance is not indicative of, or a guarantee of, future performance.
Please see page 8 for endnotes.

Notes

Assets under management includes assets managed by the Adviser and certain of its affiliates.

Distributions may be comprised of any combination of 1) net investment income (“NII”) and/or 2) net capital gain, and, if the Fund distributes an amount in excess of NII and net capital gains, a portion of such distribution will constitute a return of capital. A return of capital distribution may reduce the amount of investable funds. In the event the Fund estimates that it has distributed amounts from sources other than NII, the Fund issues a Section 19(a) Notice disclosing the estimated amount and character of such distribution, which may be viewed at www.EPIIF.com. The actual components of the Fund’s distributions for US tax reporting purposes can only be finally determined as of the end of each fiscal year of the Fund and are thereafter reported on Form 1099-DIV. Not a guarantee of future distributions or yield. The Fund’s annualized distribution rate is calculated by annualizing the most recent declared regular distribution and dividing by the Fund’s NAV as of the quarter-end.

“Weighted average effective yield” is based on an investment’s amortized cost and expected future cash flows whereas “weighted average expected yield” is based on an investment’s fair market value and expected future cash flows as of the applicable period end as disclosed in the Fund’s financial statements, which is subject to change from period to period.

Source: Eagle Point and US BSL CLO Market. US BSL CLO Market is based on notional value. CLO equity portfolio based on fair value of investments.

Market data and statistics summarized herein are sourced from Bloomberg, JP Morgan, Nomura and Pitchbook LCD.

The S&P UBS Leveraged Loan Index tracks the investable universe of the USD-denominated leveraged loan market. You cannot invest directly in an index.

Default rate represents the rate of obligors who fail to remain current on their loans based on the par amount.

Past performance is not indicative of, or a guarantee of, future performance.

Important Information
This report is transmitted to the shareholders of Eagle Point Institutional Income Fund (“we,” “us,” “our” or the “Fund”) and is furnished pursuant to certain regulatory requirements. This report and the information and views herein do not constitute investment advice, or a recommendation or an offer to enter into any transaction with the Fund or any of its affiliates. This report is provided for informational purposes only, does not constitute an offer to sell securities of the Fund and is not a prospectus. From time to time, the Fund may have a registration statement relating to one or more of its securities on file with the US Securities and Exchange Commission (“SEC”). Any registration statement that has not yet been declared effective by the SEC, and any prospectus relating thereto, is not complete and may be changed. Any securities that are the subject of such a registration statement may not be sold until the registration statement filed with the SEC is effective.
The information and its contents are the property of Eagle Point Credit Management LLC (the “Adviser”) and/or the Fund. Any unauthorized dissemination, copying or use of this report is strictly prohibited and may be in violation of law. This report is being provided for informational purposes only.
Investors should read the Fund’s prospectus and SEC filings (which are publicly available on the EDGAR Database on the SEC website at www.sec.gov) carefully and consider their investment goals, time horizons and risk tolerance before investing in the Fund. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing in securities of the Fund. There is no guarantee that any of the goals, targets or objectives described in this report will be achieved.
An investment in the Fund is not appropriate for all investors. The investment program of the Fund is speculative, entails substantial risk and includes investment techniques not employed by traditional mutual funds. An investment in the Fund is not intended to be a complete investment program. Past performance is not indicative of, or a guarantee of, future performance. The performance and certain other portfolio information quoted herein represents information as of June 30, 2026. Nothing herein should be relied upon as a representation as to the future performance or portfolio holdings of the Fund. Investment return and principal value of an investment will fluctuate, and shares, when sold, may be worth more or less than their original cost. The Fund’s performance is subject to change since the end of the period noted in this report and may be lower or higher than the performance data shown herein.
Liquidity will be provided by the Fund only through limited repurchase offers described below (if at all). An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the shares and should be viewed as a long-term investment. The Fund’s shares will not be publicly traded and an investor should not expect to be able to sell shares regardless of how the Fund performs.
Neither the Adviser nor the Fund provide legal, accounting or tax advice. Any statement regarding such matters is explanatory and may not be relied upon as definitive advice. Investors should consult with their legal, accounting and tax advisors regarding any potential investment. The information presented herein is as of the dates noted herein and is derived from financial and other information of the Fund, and, in certain cases, from third party sources and reports (including reports of third party custodians, CLO managers and trustees) that have not been independently verified by the Fund. As noted herein, certain of this information is estimated and unaudited, and therefore subject to change. We do not represent that such information is accurate or complete, and it should not be relied upon as such.
Forward-Looking Statements
This report may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this report may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described in the Fund’s filings with the SEC. The Fund undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this report.

Summary of Certain Unaudited Portfolio Characteristics(1)
Summary of Portfolio Investments(2)

Summary of Underlying Portfolio Characteristics(3)
Number of Unique Underlying Loan Obligors	1,296
Largest Exposure to an Individual Obligor	0.64%
Average Individual Loan Obligor Exposure	0.08%
Top 10 Loan Obligors Exposure	4.98%
Currency: USD Exposure	100%
Aggregate Indirect Exposure to Senior Secured Loans(4)	96.92%
Weighted Average Junior Overcollateralization Cushion	4.45%
Weighted Average Market Value of Loan Collateral	95.94%
Weighted Average Stated Loan Spread	3.08%
Weighted Average Loan Rating(5)	B+/B
Weighted Average Loan Maturity	4.8 years
Weighted Average Remaining CLO Reinvestment Period	3.5 years

Notes
(1)
The information presented is on a look-through basis to the collateralized loan obligation (“CLO”) equity held by the Fund as of June 30, 2026 (except as otherwise noted) and reflects the aggregate underlying exposure of the Fund based on the portfolios of those investments. The data is estimated and unaudited and is derived from CLO trustee reports received by the Fund relating to June 2026 and from custody statements and/ or other information received from CLO collateral managers or other third-party sources.

(2)
The summary of portfolio investments shown is based on the estimated fair value of the underlying positions and cash net of pending settlements as of June 30, 2026. Cash excludes restricted cash.

(3)
Information relating to the market price of underlying collateral is as of June 30, 2026; however, with respect to other information shown, depending on when such information was received, the data may reflect a lag in the information reported. As such, while this information was obtained from third-party data sources, June 2026 trustee reports and similar reports, other than market price, it does not reflect actual underlying portfolio characteristics as of June 30, 2026, and this data may not be representative of current or future holdings. The weighted average remaining reinvestment period information is based on the fair value of CLO equity investments held by the Fund as of June 30, 2026.

(4)
We obtain exposure in underlying senior secured loans indirectly through CLOs and related investments.

(5)
Credit ratings shown are based on those assigned by Standard & Poor’s Rating Group, or “S&P,” or, for comparison and informational purposes, if S&P does not assign a rating to a particular obligor, the weighted average rating shown reflects the S&P equivalent rating of a rating agency that rated the obligor provided that such other rating is available with respect to a CLO equity or related investment held by us. In the event multiple ratings are available, the lowest S&P rating, or if there is no S&P rating, the lowest equivalent rating, is used. The ratings of specific borrowings by an obligor may differ from the rating assigned to the obligor and may differ among rating agencies. For certain obligors, no rating is available in the reports received by the Fund. Such obligors are not shown in the graphs and, accordingly, the sum of the percentages in the graphs may not equal 100%. Ratings below BBB- are below investment grade. Further information regarding S&P’s rating methodology and definitions may be found on its website (www.standardandpoors.com). This data includes underlying portfolio characteristics of the Fund’s CLO equity.

Eagle Point Institutional Income Fund
Consolidated Statement of Assets and Liabilities (Unaudited)
As of June 30, 2026
(Expressed in U.S. dollars, except share amounts)
ASSETS
Investments, at fair value (Cost $196,379,118)	$155,585,348
Unrealized appreciation on forward currency contracts	21,861
Cash and cash equivalents	20,129,630
Interest receivable	5,663,989
Deferred offering costs attributed to common shares	276,283
Receivable for investments sold	87,956
Prepaid expenses	75,956
Dividend receivable	36,393
Receivable for shares sold	25,000
Other assets	301,769
Total assets	182,204,185
LIABILITIES
8.125% Series A Term Preferred Shares due 2029, less unamortized deferred issuance costs of $276,482 (1,400,000 shares outstanding (Note 8))	34,723,518
8.00% Series B Term Preferred Shares due 2030, less unamortized deferred issuance costs of $358,097 (300,000 shares outstanding (Note 8))	29,641,903
Investments sold under participation agreement (Note 2)	3,039,913
Unfunded investment commitments, at fair value	32,548
Unrealized depreciation on forward currency contracts	3
Payable for securities purchased	10,000
Incentive fee payable	528,072
Management fee payable	769,728
Professional fees payable	524,986
Administration fees payable	157,728
Interest expense payable	100,924
Transfer agent fees payable	38,590
Trustees’ fees payable	53,250
Other expenses payable	333,567
Total liabilities	69,954,730
COMMITMENTS AND CONTINGENCIES (Note 10)
NET ASSETS applicable to common shares, unlimited shares authorized, 19,641,587 shares issued and outstanding	$112,249,455
NET ASSETS consist of:
Paid-in capital	170,412,996
Aggregate distributable earnings (losses)	(58,163,541)
Total Net Assets	$112,249,455
Common shares issued and outstanding	19,641,587
Net asset value per common share	$5.71
See accompanying notes to the consolidated financial statements

Eagle Point Institutional Income Fund
Consolidated Schedule of Investments (Unaudited)
As of June 30, 2026
(Expressed in U.S. dollars, except share amounts)
Issuer/Investment(1)	Acquisition Date(2)	Principal Amount/ Shares	Cost	Fair Value(3)
Investments at Fair Value – 138.61% of Net Assets(4)(5)
Asset Backed Securities – 5.16% of Net Assets
Structured Finance
United States
Carvana Auto Receivables Trust 2024-P2
Class R Note (effective yield 16.68%, maturity 06/10/2031)(6)(7)	04/15/2026	$5,074	$929,130	$945,579
Carvana Auto Receivables Trust 2025-P4
Class R Note (effective yield 20.14%, maturity 11/10/2033)(6)(7)	11/18/2025	3,301	1,634,089	1,636,524
Carvana Auto Receivables Trust 2026-P1
Class R Note (effective yield 14.54%, maturity 03/10/2034)(6)(7)	03/10/2026	1,650	840,142	834,111
Carvana Auto Receivables Trust 2026-P2
Class R Note (effective yield 13.10%, maturity 06/12/2034)(6)(7)	05/19/2026	2,906	1,431,844	1,424,959
GoodLeap Home Improvement Solutions Trust 2025-2
Class R Note (effective yield 12.80%, maturity 06/20/2049)(6)(7)	03/17/2026	625,341	1,004,381	949,123
Total Asset Backed Securities			5,839,586	5,790,296
Collateralized Fund Obligation Equity – 2.84% of Net Assets
Structured Finance
United States
ALP CFO 2025, L.P.
Subordinated Note (effective yield 30.60%, maturity 07/15/2037)(6)(7)(8)	07/30/2025	3,612,000	3,612,000	3,185,767
Total Collateralized Fund Obligation Equity			3,612,000	3,185,767
Collateralized Loan Obligation Debt – 22.98% of Net Assets
Structured Finance
United States
Carlyle US CLO 2020-2, Ltd.
Secured Note – Class D-R-2, 9.67% (3M SOFR + 6.00%, due 01/25/2035)(7)(9)	02/04/2026	2,000,000	1,955,503	1,904,508
Carlyle US CLO 2021-9 Ltd
Secured Note – Class E-R, 10.08% (3M SOFR + 6.40%, due 10/20/2034)(7)(9)	02/02/2026	3,250,000	3,231,873	3,117,047
CBAM 2017-2, Ltd.
Secured Note – Class E-RR, 9.37% (3M SOFR + 5.68%, due 04/17/2039)(7)(9)	05/08/2026	2,000,000	1,960,118	1,969,986
CIFC Funding 2023-II Ltd
Secured Note Class E-R, 8.32% (3M SOFR + 4.65%, due 01/21/2037)(7)(9)	02/11/2026	2,800,000	2,749,047	2,729,987
HPS Loan Management 2025-24 Ltd.
Secured Note – Class E, 8.32% (3M SOFR + 4.65%, due 04/25/2038)(7)(9)	01/21/2026	2,076,250	2,081,330	2,008,950
KKR CLO 17 Ltd.
Secured Note – Class E-R, 11.32% (3M SOFR + 7.65%, due 04/15/2034)(7)(9)	10/25/2024	3,000,000	2,991,295	2,614,888
Lake George Park CLO, Ltd.
Secured Note – Class E, 8.27% (3M SOFR + 4.60%, due 04/15/2038)(7)(9)	02/04/2026	1,750,000	1,735,361	1,682,676
See accompanying notes to the consolidated financial statements

Eagle Point Institutional Income Fund
Consolidated Schedule of Investments (Unaudited)
As of June 30, 2026
(Expressed in U.S. dollars, except share amounts)
Issuer/Investment(1)	Acquisition Date(2)	Principal Amount/ Shares	Cost	Fair Value(3)
Collateralized Loan Obligation Debt – 22.98% of Net Assets (continued)
Structured Finance (continued)
United States (continued)
Neuberger Berman Loan Advisers CLO 43, Ltd.
Secured Note – Class E-R, 8.28% (3M SOFR + 4.60%, due 07/17/2036)(7)(9)	06/26/2025	$3,000,000	$2,952,926	$2,906,533
Rad CLO 11, Ltd.
Secured Note – Class E, 10.18% (3M SOFR + 6.51%, due 04/15/2034)(7)(9)	02/02/2026	1,795,212	1,760,466	1,759,552
RAD CLO 15, Ltd.
Secured Note – Class D-R, 10.18% (3M SOFR + 6.50%, due 07/20/2040)(7)(9)	09/11/2025	2,000,000	2,018,539	1,930,642
Regatta XVIII Funding Ltd.
Secured Note – Class E-R, 8.37% (3M SOFR + 4.70%, due 04/15/2038)(7)(9)	01/21/2026	1,350,000	1,318,799	1,261,710
Regatta XX Funding Ltd
Secured Note – Class E-R, 8.57% (3M SOFR + 4.90%, due 01/15/2038)(7)(9)	02/04/2026	2,000,000	1,916,622	1,913,110
Total Collateralized Loan Obligation Debt			26,671,879	25,799,589
Collateralized Loan Obligation Equity – 80.65% of Net Assets
Structured Finance
United States
AMMC CLO 28, Limited
Subordinated Note (effective yield 11.50%, maturity 07/20/2037)(6)(7)(8)	01/28/2025	2,400,000	1,742,288	1,396,948
AMMC CLO 30, Limited
Subordinated Note (effective yield 17.69%, maturity 04/15/2039)(6)(7)(8)	11/01/2024	5,328,000	3,705,061	3,448,899
AMMC CLO 31, Limited
Subordinated Note (effective yield 12.30%, maturity 02/20/2038)(6)(7)(8)	07/22/2025	4,500,000	3,958,542	3,119,341
Ares LXII CLO Ltd.
Subordinated Note (effective yield 0.99%, maturity 01/25/2034)(6)(7)(8)	01/18/2024	4,750,000	2,671,971	945,795
Ares LXIV CLO Ltd.
Subordinated Note (effective yield 7.20%, maturity 10/22/2039)(6)(7)(8)	01/26/2023	1,064,500	601,320	328,007
Ares LXIX CLO Ltd.
Income Note (effective yield 8.88%, maturity 04/15/2036)(6)(7)(8)(10)	01/31/2024	4,850,000	2,879,003	1,466,325
Ares LXXII CLO Ltd.
Income Note (effective yield 8.52%, maturity 07/15/2037)(6)(7)(8)(10)	06/21/2024	4,050,000	2,603,686	1,414,984
Ares LXXIV CLO Ltd.
Subordinated Note (effective yield 9.07%, maturity 10/15/2037)(6)(7)(8)	07/23/2025	3,850,000	3,030,426	1,945,245
Ares LXXVI CLO Ltd.
Income Note (effective yield 13.98%, maturity 05/27/2038)(6)(7)(8)(10)	04/14/2025	2,825,000	1,898,656	1,615,926
Barings CLO Ltd. 2022-II
Income Note (effective yield 25.01%, maturity 07/15/2039)(6)(7)(8)(10)	06/21/2022	1,000,000	322,906	262,137
Barings CLO Ltd. 2022-IV
Subordinated Note (effective yield 8.17%, maturity 10/20/2037)(6)(7)(8)	10/29/2024	3,500,000	2,967,121	1,974,614
See accompanying notes to the consolidated financial statements

Eagle Point Institutional Income Fund
Consolidated Schedule of Investments (Unaudited)
As of June 30, 2026
(Expressed in U.S. dollars, except share amounts)
Issuer/Investment(1)	Acquisition Date(2)	Principal Amount/ Shares	Cost	Fair Value(3)
Collateralized Loan Obligation Equity – 80.65% of Net Assets (continued)
Structured Finance (continued)
United States (continued)
Barings CLO Ltd. 2024-II
Income Note (effective yield 13.61%, maturity 07/15/2039)(6)(7)(8)(10)	05/31/2024	$4,300,000	$2,577,372	$2,062,833
Barings CLO Ltd. 2025-IV
Income Note (effective yield 17.27%, maturity 10/15/2040)(6)(7)(8)(10)	08/07/2025	4,475,000	2,879,913	2,857,061
Battalion CLO XXIII Ltd.
Income Note (effective yield 6.42%, maturity 10/15/2037)(6)(7)(8)(10)	05/19/2022	1,225,000	517,690	292,213
Bear Mountain Park CLO, Ltd.
Income Note (effective yield 16.57%, maturity 07/15/2037)(6)(7)(8)(10)	07/13/2022	550,000	410,657	252,470
Belmont Park CLO, Ltd.
Income Note (effective yield 8.05%, maturity 04/15/2037)(6)(7)(8)(10)	02/21/2024	3,450,000	2,114,867	1,257,114
Carlyle US CLO 2017-2, Ltd.
Subordinated Note (effective yield 5.16%, maturity 07/20/2037)(6)(7)(8)	10/09/2024	13,300,000	2,711,913	1,642,342
Carlyle US CLO 2021-6, Ltd.
Subordinated Note (effective yield 12.80%, maturity 01/15/2038)(6)(7)(8)	09/06/2024	5,000,000	2,164,616	1,442,085
Carlyle US CLO 2022-2, Ltd.
Subordinated Note (effective yield 5.58%, maturity 01/20/2038)(6)(7)(8)	08/15/2023	3,482,000	2,173,864	1,249,611
Carlyle US CLO 2022-4 Ltd.
Subordinated Note (effective yield 7.30%, maturity 07/25/2036)(6)(7)(8)	10/29/2024	3,425,000	3,084,541	2,224,122
Carlyle US CLO 2022-5, Ltd.
Subordinated Note (effective yield 11.02%, maturity 10/15/2037)(6)(7)(8)	05/02/2025	1,575,000	940,822	698,019
Carlyle US CLO 2023-3, Ltd.
Income Note (effective yield 10.69%, maturity 10/15/2040)(6)(7)(8)(10)	07/06/2023	1,000,000	652,491	446,753
CBAM 2019-9, Ltd.
Subordinated Note (effective yield 5.96%, maturity 07/15/2037)(6)(7)(8)	11/01/2024	8,550,000	2,985,536	2,086,968
CIFC Funding 2017-I, Ltd.
Subordinated Note (effective yield 9.93%, maturity 04/21/2037)(6)(7)(8)	10/09/2024	5,000,000	2,004,515	1,600,532
CIFC Funding 2017-III Ltd.
Subordinated Note (effective yield 2.29%, maturity 04/20/2037)(6)(7)(8)	10/09/2024	5,800,000	2,055,868	1,343,487
CIFC Funding 2017-V Ltd
Subordinated Note (effective yield 2.91%, maturity 07/17/2037)(6)(7)(8)	10/30/2024	1,000,000	430,423	272,926
CIFC Funding 2019-II Ltd.
Subordinated Note (effective yield 11.10%, maturity 10/17/2038)(6)(7)(8)	09/10/2024	5,296,000	3,300,261	2,867,350
CIFC Funding 2019-V, Ltd.
Income Note (effective yield 10.64%, maturity 10/15/2038)(6)(7)(8)	08/13/2025	1,046,000	649,978	552,358
CIFC Funding 2019-VI, Ltd.
Subordinated Note (effective yield 4.73%, maturity 07/16/2037)(6)(7)(8)	09/10/2024	3,700,000	2,685,636	1,736,038
CIFC Funding 2020-II, Ltd.
Income Note (effective yield 15.72%, maturity 04/16/2039)(6)(7)(8)	11/05/2024	3,075,000	1,353,100	1,355,307
CIFC Funding 2021-V, Ltd.
Subordinated Note (effective yield 10.36%, maturity 01/15/2038)(6)(7)(8)	05/08/2025	5,043,215	2,967,979	2,547,993
See accompanying notes to the consolidated financial statements

Eagle Point Institutional Income Fund
Consolidated Schedule of Investments (Unaudited)
As of June 30, 2026
(Expressed in U.S. dollars, except share amounts)
Issuer/Investment(1)	Acquisition Date(2)	Principal Amount/ Shares	Cost	Fair Value(3)
Collateralized Loan Obligation Equity – 80.65% of Net Assets (continued)
Structured Finance (continued)
United States (continued)
CIFC Funding 2022-IV, Ltd.
Subordinated Note (effective yield 8.10%, maturity 07/16/2035)(6)(7)(8)	10/23/2023	$2,400,000	$1,669,061	$1,216,154
CIFC Funding 2022-VI, Ltd.
Income Note (effective yield 11.97%, maturity 10/16/2038)(6)(7)(8)(10)	08/01/2022	600,000	415,128	360,973
CIFC Funding 2023-I, Ltd.
Income Note (effective yield 13.84%, maturity 10/15/2038)(6)(7)(8)(10)	09/14/2023	5,075,000	3,639,192	3,426,196
CIFC Funding 2025-II, Ltd.
Income Note (effective yield 12.51%, maturity 04/15/2038)(6)(7)(8)(10)	02/07/2025	5,000,000	3,940,365	3,543,230
CIFC Funding 2025-V, Ltd.
Income Note (effective yield 10.95%, maturity 10/15/2038)(6)(7)(8)(10)	07/30/2025	4,825,000	3,920,845	3,263,518
Clover CLO 2021-2, LLC
Subordinated Note (effective yield 12.18%, maturity 07/20/2038)(6)(7)(8)	08/09/2023	2,150,000	1,329,383	714,478
Croton Park CLO, Ltd.
Subordinated Note (effective yield 10.79%, maturity 10/15/2037)(6)(7)(8)	06/25/2025	5,000,000	3,664,200	2,242,465
Danby Park CLO, Ltd.
Subordinated Note (effective yield 3.91%, maturity 10/21/2037)(6)(7)(8)	10/31/2024	2,950,000	2,513,228	931,798
Dryden 78 CLO, Ltd.
Subordinated Note (effective yield 12.24%, maturity 04/17/2037)(6)(7)(8)	07/31/2024	5,950,000	2,599,453	1,913,163
Dryden 94 CLO, Ltd.
Income Note (effective yield 1.31%, maturity 10/15/2037)(6)(7)(8)(10)	04/28/2022	4,775,000	2,508,952	1,469,710
Dryden 109 CLO, Ltd.
Subordinated Note (effective yield 20.65%, maturity 04/15/2038)(6)(7)(8)(10)	02/15/2023	425,000	274,304	263,900
Eaton Vance CLO 2020-1, Ltd.
Subordinated Note (effective yield 5.46%, maturity 10/15/2037)(6)(7)(8)(10)	08/08/2023	2,435,000	1,306,824	731,097
Eaton Vance CLO 2020-2, Ltd.
Subordinated Note (effective yield 4.35%, maturity 10/15/2037)(6)(7)(8)(10)	09/16/2022	800,000	450,315	252,058
Invesco CLO 2022-2, Ltd.
Class Y Note (effective yield 49.73%, maturity 07/20/2035)(6)(7)(8)	08/14/2024	120,000	18,970	12,547
Invesco CLO 2022-3, Ltd.
Class Y Note (effective yield 5.66%, maturity 10/22/2037)(6)(7)(8)	10/29/2024	385,000	—	131,072
Invesco CLO 2022-3, Ltd.
Subordinated Note (effective yield 5.66%, maturity 10/22/2037)(6)(7)(8)	10/29/2024	3,850,000	2,683,024	1,263,762
Lake George Park CLO, Ltd.
Income Note (effective yield 14.61%, maturity 04/15/2038)(6)(7)(8)(10)	02/18/2025	4,375,000	3,420,575	2,890,789
Madison Park Funding XX, Ltd.
Subordinated Note (effective yield 10.22%, maturity 10/27/2037)(6)(7)(8)	02/06/2025	1,875,000	435,122	178,745
Madison Park Funding XX, Ltd.
Subordinated Note (effective yield 10.22%, maturity 10/27/2037)(6)(7)(8)	02/06/2025	2,175,000	505,104	207,376
See accompanying notes to the consolidated financial statements

Eagle Point Institutional Income Fund
Consolidated Schedule of Investments (Unaudited)
As of June 30, 2026
(Expressed in U.S. dollars, except share amounts)
Issuer/Investment(1)	Acquisition Date(2)	Principal Amount/ Shares	Cost	Fair Value(3)
Collateralized Loan Obligation Equity – 80.65% of Net Assets (continued)
Structured Finance (continued)
United States (continued)
Madison Park Funding XXVIII Ltd.
Subordinated Note (effective yield 11.74%, maturity 01/15/2038)(6)(7)(8)	05/13/2025	$7,600,000	$2,953,523	$1,625,179
Madison Park Funding XXXIV, Ltd.
Subordinated Note (effective yield 8.50%, maturity 10/16/2037)(6)(7)(8)	09/27/2022	1,162,000	542,590	269,603
Madison Park Funding XL-R, Ltd.
Income Note (effective yield 11.93%, maturity 10/16/2038)(6)(7)(8)	09/05/2025	3,100,000	2,945,000	2,116,148
Madison Park Funding LXII, Ltd.
Subordinated Note (effective yield 10.60%, maturity 07/16/2038)(6)(7)(8)	07/27/2023	3,025,000	1,751,505	1,065,281
Madison Park Funding LXIX, Ltd.
Subordinated Note (effective yield 11.92%, maturity 07/25/2037)(6)(7)(8)	05/22/2025	1,100,000	823,355	570,551
Meacham Park CLO, Ltd.
Subordinated Note (effective yield 7.88%, maturity 10/20/2037)(6)(7)(8)	01/24/2025	4,150,000	2,898,401	1,589,714
Octagon 58, Ltd.
Income Note (effective yield 7.52%, maturity 04/15/2038)(6)(7)(8)(10)	04/21/2022	3,150,000	2,873,557	1,817,121
Octagon Investment Partners 38, Ltd.
Subordinated Note (effective yield 6.68%, maturity 10/20/2037)(6)(7)(8)	10/29/2024	13,965,030	2,951,280	1,847,406
Octagon Investment Partners 45, Ltd.
Subordinated Note (effective yield 0.00%, maturity 04/15/2035)(6)(7)(8)(11)	07/27/2023	1,600,000	699,306	106,627
Park Blue CLO 2024-V, Ltd.
Subordinated Note (effective yield 7.81%, maturity 07/25/2037)(6)(7)(8)	10/09/2024	3,750,000	2,465,780	1,773,654
RAD CLO 3, Ltd.
Subordinated Note (effective yield 9.35%, maturity 07/15/2037)(6)(7)(8)(10)	04/22/2025	7,275,000	3,168,809	1,561,166
Reese Park CLO, Ltd.
Class M-2 Note (effective yield 9.23%, maturity 01/15/2038)(6)(7)(8)	05/08/2025	6,955,000	—	182,520
Reese Park CLO, Ltd.
Subordinated Note (effective yield 9.23%, maturity 01/15/2038)(6)(7)(8)	05/08/2025	5,350,000	2,857,261	1,041,769
Regatta XII Funding Ltd.
Class R1A Note (effective yield 38.82%, maturity 10/15/2037)(6)(7)(8)	12/12/2024	6,636,950	14,974	15,817
Regatta XII Funding Ltd.
Class R2 Note (effective yield 38.82%, maturity 10/15/2037)(6)(7)(8)	12/12/2024	6,636,950	134,764	142,349
Regatta XXI Funding Ltd.
Subordinated Note (effective yield 8.31%, maturity 10/15/2037)(6)(7)(8)	06/10/2022	650,000	400,655	227,463
Regatta XXIV Funding Ltd.
Subordinated Note (effective yield 12.41%, maturity 01/20/2038)(6)(7)(8)	12/27/2024	700,000	379,250	259,981
Rockford Tower CLO 2022-3, Ltd.
Subordinated Note (effective yield 29.22%, maturity 07/20/2037)(6)(7)(8)(10)	07/27/2023	1,400,000	573,829	510,001
See accompanying notes to the consolidated financial statements

Eagle Point Institutional Income Fund
Consolidated Schedule of Investments (Unaudited)
As of June 30, 2026
(Expressed in U.S. dollars, except share amounts)
Issuer/Investment(1)	Acquisition Date(2)	Principal Amount/ Shares	Cost	Fair Value(3)
Collateralized Loan Obligation Equity – 80.65% of Net Assets (continued)
Structured Finance (continued)
United States (continued)
Rockford Tower CLO 2024-2, Ltd.
Subordinated Note (effective yield 12.93%, maturity 10/20/2037)(6)(7)(8)	02/14/2025	$1,275,000	$939,522	$558,336
Shackleton 2019-XIV CLO, Ltd.
Subordinated Note (effective yield 6.47%, maturity 07/20/2034)(6)(7)(8)	01/24/2024	3,800,000	2,227,095	1,348,407
Wind River 2022-1 CLO Ltd.
Subordinated Note (effective yield 0.00%, maturity 07/20/2035)(6)(7)(8)(11)	08/15/2023	3,118,610	1,592,909	155,619
Wind River 2022-2 CLO Ltd.
Income Note (effective yield 0.00%, maturity 07/20/2035)(6)(7)(8)(10)(12)	06/03/2022	600,000	54,480	27,000
Total Collateralized Loan Obligation Equity			133,584,912	90,530,546
Equity Securities – 0.83% of Net Assets
Financial Services
United States
Pasadena Private Lending, Inc.
Common Equity, Class A-2(7)(8)(13)	12/18/2025	4,636	43,312	49,350
Structured Finance
Various
1988 CLO LP, Series R-1
Limited Partnership Interest(7)	02/13/2026	775,761	907,202	885,206
Total Equity Securities			950,514	934,556
Loan Accumulation Facilities – 3.68% of Net Assets
Structured Finance
United States
Steamboat LV Ltd.
Loan Accumulation Facility(7)(8)(14)	06/16/2025	1,051,250	1,051,250	1,054,378
Steamboat LVI Ltd.
Loan Accumulation Facility(7)(8)(14)	05/27/2025	928,200	928,200	917,434
Steamboat LIX Ltd.
Loan Accumulation Facility(7)(8)(14)	06/23/2025	799,350	799,350	836,897
Steamboat LXII Ltd.
Loan Accumulation Facility(7)(8)(14)	10/08/2025	904,500	904,500	905,145
Steamboat LXIII Ltd.
Loan Accumulation Facility(7)(8)(14)	12/17/2025	417,850	417,850	419,567
Total Loan Accumulation Facilities			4,101,150	4,133,421

See accompanying notes to the consolidated financial statements

Eagle Point Institutional Income Fund
Consolidated Schedule of Investments (Unaudited)
As of June 30, 2026
(Expressed in U.S. dollars, except share amounts)
Issuer/Investment(1)	Acquisition Date(2)	Principal Amount/ Shares	Cost	Fair Value(3)
Loans and Notes – 16.32% of Net Assets
Entertainment
United States
SI Tickets, Inc.
Senior Secured Loan, 10.00% (due 08/30/2026)(7)(8)(15)(16)	11/12/2025	$66,082	$66,082	$276,090
Financial Services
United States
Pasadena Private Lending, Inc.
Senior Secured Loan, 13.48% (3M SOFR + 9.75%, due 01/31/2031)(7)(8)(9)(17)	12/18/2025	2,367,125	2,244,401	2,281,317
Infrastructure
United States
Heritage Energy Holdings, LLC
Senior Secured Loan, 15.00% (due 06/30/2027)(7)(8)(15)(16)	12/31/2025	892,191	869,870	1,049,305
Micro Parent, LLC
Senior Secured Loan, 13.00% (due 04/29/2031)(7)(8)(15)(17)	04/27/2026	1,164,201	903,149	907,683
Nexus Apex Holdings, LLC
Senior Secured Loan, 14.73% (3M SOFR + 11.00%, due 02/28/2029)(7)(8)(9)(10)(16)(18)	02/26/2026	10,843,574	10,647,966	13,803,870
Total Infrastructure			12,420,985	15,760,858
Total Loans and Notes			14,731,468	18,318,265
Preferred Stock – 2.58% of Net Assets
Financial Services
United States
NCS SPV LLC
Preferred Stock, Class A-1(7)(8)(13)(17)	04/20/2026	0	14	13
NCS SPV LLC
Preferred Stock, Class A-2, 14.00%(7)(8)(15)(17)	04/20/2026	1,395	1,394,578	1,394,577
Pasadena Private Lending, Inc.
Preferred Stock, Class C-2, 10.00% (due 12/22/2031)(7)(8)(15)(16)	12/18/2025	4,636	160,672	153,544
Pasadena Private Lending, Inc.
Preferred Stock, Class D, 15.00% (due 04/20/2031)(7)(8)(15)(16)	10/17/2025	844	793,672	799,395
Total Financial Services			2,348,936	2,347,529
Infrastructure
United States
Micro Parent, LLC
Senior Preferred Equity(7)(8)(13)	04/28/2026	743,534	524,293	545,243
Total Preferred Stock			2,873,229	2,892,772

See accompanying notes to the consolidated financial statements

Eagle Point Institutional Income Fund
Consolidated Schedule of Investments (Unaudited)
As of June 30, 2026
(Expressed in U.S. dollars, except share amounts)
Issuer/Investment(1)	Acquisition Date(2)	Principal Amount/ Shares	Cost	Fair Value(3)
Regulatory Capital Relief Securities – 3.12% of Net Assets
Banking
United States
Ally Bank Auto Credit-Linked Notes Series 2026-A
Credit Linked Note – Class G, 10.57% (due 03/15/2034)(7)(8)(15)	05/15/2026	$2,704,360	$2,704,360	$2,697,004
Santander Bank, N.A., Santander Bank Auto Credit-Linked Notes Series 2026-A
Class G Note, 10.66% (due 07/17/2034)(7)(8)(15)	06/16/2026	800,000	800,000	800,000
Total Regulatory Capital Relief Securities			3,504,360	3,497,004
Royalties – 0.18% of Net Assets
Infrastructure
United States
Micro Parent, LLC
Royalty Fee(7)(8)(13)	05/12/2026	4,256,470	194,267	197,202
Total Royalties			194,267	197,202
Warrants – 0.27% of Net Assets
Financial Services
United States
Pasadena Private Lending, Inc.
Warrants(7)(8)(13)	10/20/2025	10,776	100,675	114,657
Infrastructure
United States
Heritage Energy Holdings, LLC
Warrants(7)(8)(13)	12/31/2025	415,500	10,707	10,803
Micro Parent, LLC
Common Unit Warrant(7)(8)(13)	04/28/2026	304,224	148,769	131,371
Micro Parent, LLC
Series C Unit Warrant(7)(8)(13)	04/28/2026	176,580	55,602	49,099
Total Infrastructure			215,078	191,273
Total Warrants			315,753	305,930
Total investments at fair value as of June 30, 2026			196,379,118	155,585,348
Liabilities at Fair Value – (0.03%) of Net Assets(4)
Unfunded Loan Commitments – (0.03)% of Net Assets
Financial Services
United States
Pasadena Private Lending, Inc. (Unfunded)
Senior Secured Loan, 13.48% (3M SOFR + 9.75%, due 01/31/2031)(7)(9)(17)	12/18/2025	(897,875)	—	(32,548)
Total Unfunded Loan Commitments			—	(32,548)
Total liabilities at fair value as of June 30, 2026			—	(32,548)
Net assets above (below) fair value of investments and liabilities at fair value				(43,303,345)
Net Assets as of June 30, 2026				$112,249,455

See accompanying notes to the consolidated financial statements

Eagle Point Institutional Income Fund
Consolidated Schedule of Investments (Unaudited)
As of June 30, 2026
(Expressed in U.S. dollars, except share amounts)
(1)
The Fund is not affiliated with, nor does it “control” (as such term is defined in the Investment Company Fund Act of 1940, as amended (the “1940 Act”)), any of the issuers listed. In general, under the 1940 Act, the Fund would be presumed to “control” an issuer if it owned 25% or more of its voting securities.

(2)	Acquisition date represents the initial purchase date of investment.
(3)	Fair value is determined by the Adviser in accordance with written valuation policies and procedures, subject to oversight by the Fund’s Board of Trustees, in accordance with Rule 2a-5 under the 1940 Act.
(4)	Country represents the principal country of risk where the investment has exposure.
(5)	Pursuant to the terms of the credit facility agreement, a security interest in favor of the lender has been granted with respect to all investments.
(6)	Collateralized loan obligation (“CLO”) equity, collateralized fund obligations equity and asset backed security residual tranches are entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying assets less contractual payments to debt holders and fund expenses. The effective yield is estimated based on the current projection of the amount and timing of these recurring distributions in addition to the estimated amount of terminal principal payment. The effective yield and investment cost may ultimately not be realized. As of June 30, 2026, the Fund’s weighted average effective yield on its aggregate CLO equity positions, based on current amortized cost, was 9.62%.
(7)	Securities exempt from registration under the Securities Act of 1933, and are deemed to be “restricted securities”. As of June 30, 2026, the aggregate fair value of these securities is $155.6 million, or 138.61% of the Fund’s net assets.
(8)	Classified as Level III investment.
(9)	Variable rate investment. Interest rate shown reflects the rate in effect at the reporting date. Investment description includes the reference rate and spread.
(10)	Fair value includes the Fund’s interest in fee rebates on CLO subordinated and income notes.
(11)	As of June 30, 2026, the effective yield has been estimated to be 0%. The aggregate projected amount of future recurring distributions and terminal principal payment is less than the amortized investment cost. Future recurring distributions, once received, will be recognized solely as return of capital until the aggregate projected amount of future recurring distributions and terminal principal payment exceeds the amortized investment cost.
(12)	As of June 30, 2026, the investment has been called. Expected value of residual distributions, once received, is anticipated to be recognized as return of capital, pending any remaining amortized cost, and/or realized gain for any amounts received in excess of such amortized cost.
(13)	Non-income producing security.
(14)	Loan accumulation facilities are financing structures intended to aggregate loans that may be used to form the basis of a CLO vehicle.
(15)	Fixed rate investment.
(16)
As of June 30, 2026, the investment includes interest income capitalized as additional investment principal, referred to as “PIK” interest. The PIK interest rate represents the interest rate at payment date when PIK interest is received.

(17)	This investment has an unfunded commitment as of June 30, 2026.
(18)	The Fund sold a participation interest in loans and notes with a cost of $2.8 million and fair value of $3.0 million. As of June 30, 2026 this liability bears an interest rate of 12.55%.
Reference Key:
SOFR	Secured Overnight Financing Rate
See accompanying notes to the consolidated financial statements

Eagle Point Institutional Income Fund
Consolidated Schedule of Investments (Unaudited)
As of June 30, 2026
(Expressed in U.S. dollars, except share amounts)
Forward Currency Contracts, at Fair Value
Currency Purchased		Currency Sold		Counterparty	Acquisition Date	Settlement Date	Fair Value
Unrealized appreciation on forward currency contracts
USD	405,635	EUR	344,758	Barclays Bank PLC	04/28/2026	07/31/2026	$11,219
USD	279,277	EUR	237,063	Barclays Bank PLC	05/12/2026	07/31/2026	8,069
USD	224,259	EUR	193,940	Barclays Bank PLC	06/05/2026	07/31/2026	2,385
USD	12,936	EUR	11,143	Barclays Bank PLC	05/21/2026	07/31/2026	188
Total unrealized appreciation on forward currency contracts							$21,861
Unrealized depreciation on forward currency contracts
USD	2,686	EUR	2,351	Barclays Bank PLC	06/29/2026	07/31/2026	$(3)
Total unrealized depreciation on forward currency contracts							$(3)
See accompanying notes to the consolidated financial statements

Eagle Point Institutional Income Fund
Consolidated Statement of Operations (Unaudited)
For the six months ended June 30, 2026
(Expressed in U.S. dollars)
INVESTMENT INCOME
Interest income	$10,882,315
Dividend income	100,365
Other income	448,027
Total investment income	11,430,707
EXPENSES
Interest expense	3,358,209
Management fee	1,519,146
Incentive fee	808,522
Amortization of deferred offering costs attributed to common shares	410,849
Professional fees	349,433
Administration fees	281,691
Transfer agent fees	270,183
Interest expense on investments sold under participation agreement	86,308
Trustees’ fees	53,250
Other expenses	133,891
Total Expenses	7,271,482
NET INVESTMENT INCOME	4,159,225
NET REALIZED AND CHANGE IN UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments, foreign currency and cash equivalents	(8,934,046)
Forward currency contracts	2,756
Net change in unrealized appreciation (depreciation) on:
Investments, foreign currency and cash equivalents	(11,518,507)
Forward currency contracts	21,858
NET REALIZED AND CHANGE IN UNREALIZED GAIN (LOSS)	(20,427,939)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(16,268,714)
See accompanying notes to the consolidated financial statements

Eagle Point Institutional Income Fund
Consolidated Statements of Changes in Net Assets (Unaudited)
(Expressed in U.S. dollars, except share amounts)
	For the six months ended June 30, 2026	For the year ended December 31, 2025
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income	$4,159,225	$9,893,378
Net realized gain (loss) on:
Investments, foreign currency and cash equivalents	(8,934,046)	(6,395,787)
Forward currency contracts	2,756	—
Net change in unrealized appreciation (depreciation) on:
Investments, foreign currency and cash equivalents	(11,518,507)	(24,534,165)
Forward currency contracts	21,858	—
Total net increase (decrease) in net assets resulting from operations	(16,268,714)	(21,036,574)
DISTRIBUTIONS TO SHAREHOLDERS:
Total earnings distributed	(9,154,433)	(11,690,467)
Distributions from tax return of capital	—	(2,524,138)
Total distributions to shareholders	(9,154,433)	(14,214,605)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	15,573,096	52,587,779
Reinvestment of distributions resulting in the issuance of shares	3,817,250	5,600,171
Repurchase of shares	(4,607,021)	(6,283,810)
Total increase (decrease) in net assets from capital transactions	14,783,325	51,904,140
TOTAL INCREASE (DECREASE) IN NET ASSETS	(10,639,822)	16,652,961
NET ASSETS AT BEGINNING OF PERIOD	122,889,277	106,236,316
NET ASSETS AT END OF PERIOD	$112,249,455	$122,889,277
CAPITAL SHARE ACTIVITY:
Shares sold	2,527,117	6,134,409
Shares sold pursuant to the Fund’s distribution reinvestment plan	658,861	696,854
Repurchased shares	(723,640)	697,781
Total increase (decrease) in capital share activity	2,462,338	6,133,482
See accompanying notes to the consolidated financial statements

Eagle Point Institutional Income Fund
Consolidated Statement of Cash Flows (Unaudited)
For the six months ended June 30, 2026
(Expressed in U.S. dollars)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets from operations	$(16,268,714)
Adjustments to reconcile net increase (decrease) in net assets from operations to net cash provided by (used in) operating activities:
Purchase of investments	(66,122,090)
Proceeds from sales of investments and repayments of principal, net of receivable for securities sold(1)	61,086,698
Payment-in-kind interest	(289,610)
Net realized (gain) loss on investments	8,934,046
Net change in unrealized (appreciation) depreciation on investments	11,263,694
Net change in unrealized on unfunded investment commitments	(33,441)
Net change in unrealized on the participation liability	287,958
Net change in unrealized appreciation/(depreciation) on forward currency contracts	(21,858)
Amortization of deferred offering costs attributed to common shares	410,849
Amortization of deferred issuance costs attributed to preferred shares	696,918
Amortization (accretion) of premiums or discounts on debt securities	(56,939)
Change in assets and liabilities:
Interest receivable	303,450
Dividend receivable	(36,393)
Prepaid expenses	(1,369)
Other assets	22,331
Incentive fee payable	(183,469)
Management fee payable	(63,836)
Interest payable	(12,409)
Professional fees payable	165,379
Administration fees payable	28,792
Transfer agent fees payable	(7,305)
Trustees’ fees payable	53,250
Due to investor	(78,250)
Other expenses payable	291,471
Net cash provided by (used in) operating activities	369,153
CASH FLOWS FROM FINANCING ACTIVITIES:
Net Proceeds from investments sold under participation agreement	2,751,955
Issuance costs attributable to preferred stock and revolving credit facility, paid and deferred	(15,000)
Offering costs attributable to common shares, paid and deferred	(232,617)
Distributions to shareholders, net of reinvestment and change in distribution payable	(5,337,183)
Proceeds from shares sold	15,548,096
Repurchase of shares	(4,607,021)
Net cash provided by (used in) financing activities	8,108,230
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	$8,477,383
CASH, CASH EQUIVALENTS, AND RESTRICTED CASH, BEGINNING OF PERIOD	$11,652,247
CASH, CASH EQUIVALENTS, AND RESTRICTED CASH, END OF PERIOD	$20,129,630

(1)
Proceeds from sales or maturity of investments includes $5,312,806 of return of capital on CLO equity and asset backed security residual tranche investments from recurring cash flows.

See accompanying notes to the consolidated financial statements

Eagle Point Institutional Income Fund
Notes to Consolidated Financial Statements
June 30, 2026
(Unaudited)
1.
Organization

Eagle Point Institutional Income Fund (the “Fund”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. The Fund is managed by Eagle Point Credit Management LLC (the “Adviser”), which is registered as an investment adviser with the U.S. Securities and Exchange Commission (the “SEC”), and operates under the supervision of the Fund’s Board of Trustees (the “Board”). The Fund has elected to be treated, and to qualify, as a regulated investment company (“RIC”) under the Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for federal income tax purposes.
The Fund’s primary investment objective is to generate high current income, with a secondary objective to generate capital appreciation. The Fund seeks to achieve its investment objectives by investing primarily in equity and junior debt tranches of collateralized loan obligations (“CLOs”) that are collateralized by a portfolio consisting primarily of below investment grade U.S. senior secured loans with a large number of distinct underlying borrowers across various industry sectors. The Fund may also invest in other related securities and instruments or other securities and instruments that the Adviser believes are consistent with the Fund’s investment objectives, including senior debt tranches of CLOs, loan accumulation facilities (“LAFs”) and securities and instruments of corporate issuers. From time to time, in connection with the acquisition of CLO equity investments, the Fund may receive fee rebates from the CLO issuer. The CLO securities in which the Fund primarily seeks to invest are unrated or rated below investment grade and are considered speculative with respect to timely payment of interest and repayment of principal.
The Fund commenced operations on June 1, 2022 and is offering its common shares of beneficial interest (“Shares”) on a continuous basis at the applicable period end net asset value (“NAV”) per share plus any applicable sales loads. As of June 30, 2026, the Fund offered Class A Shares.
The Fund has three wholly-owned subsidiaries: EPIIF Sub (US) LLC (“Sub US”), EPIIF Sub (Cayman) Ltd. (“Sub I”) and EPIIF Sub II (Cayman) Ltd. (“Sub II”), each a Cayman Islands exempted company. These subsidiaries were organized to hold certain of the Fund’s investments for legal, regulatory and tax purposes. As of June 30, 2026, Sub US, Sub I and Sub II represented approximately 0.0%, 0.1% and 1.7% of the Fund’s total assets, respectively.
2.
Summary of Significant Accounting Policies

Basis of Accounting
The consolidated financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). The Fund is an investment company and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services — Investment Companies. Items included in the consolidated financial statements are measured and presented in U.S. dollars.
Principles of Consolidation
The consolidated financial statements include the accounts of the Fund and all entities in which the Fund has a controlling financial interest, which is typically evidenced by ownership of a majority of voting interests or by being the primary beneficiary of a variable interest entity (“VIE”).
The Fund evaluates its investments and other interests to determine whether they represent VIEs and, if so, whether the Fund is the primary beneficiary. Entities in which the Fund does not have a controlling financial interest are not consolidated and are accounted for under the equity method or fair value, as appropriate.

Eagle Point Institutional Income Fund
Notes to Consolidated Financial Statements
June 30, 2026
(Unaudited)
All intercompany accounts and transactions have been eliminated in the accompanying consolidated financial statements.
Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions, which affect the reported amounts included in the consolidated financial statements and accompanying notes as of the reporting date. The most significant estimate inherent in the preparation of the consolidated financial statements is the valuation of the Fund’s investments. Actual results may differ from those estimates.
Operating Segments
The Fund has a single reportable segment with investment objectives described in Note 1 “Organization”. The chief operating decision maker (“CODM”) of the Fund is comprised of the Fund’s Chief Executive Officer and Chief Financial Officer.
Key financial information used by the CODM to assess the Fund’s performance and make operational decisions — including the Fund’s portfolio composition, total return, changes in net assets and expense ratios — is consistent with the presentation within the Fund’s consolidated financial statements. Segment assets are reflected as “Total Assets” on the accompanying Consolidated Statement of Assets and Liabilities and significant segment expenses are listed on the Consolidated Statement of Operations.
Securities Transactions
The Fund records the purchase and sale of securities on the trade date. Realized gains and losses on investments sold are recorded on the basis of the specific identification method.
Forward Currency Contracts
The Fund may enter into forward currency contracts to manage the Fund’s exposure to foreign currencies in which certain investments are denominated. A forward currency contract is an agreement between the Fund and a counterparty to buy and sell a specific currency at an agreed-upon exchange rate and on an agreed-upon future date.
Forward currency contracts are recorded at fair value, with change in fair value recognized as unrealized appreciation (depreciation) on forward currency contracts on the Consolidated Statement of Assets and Liabilities. Realized gains or losses resulting from the settlement of forward currency contracts are recorded on the Consolidated Statement of Operations.
Cash amounts pledged as collateral in connection with forward currency contracts are classified as restricted.
Foreign Currency Translation
The Fund does not isolate the portion of its results of operations attributable to changes in foreign exchange rates from those arising due to fluctuations in market prices of investments denominated in foreign currencies. These combined effects are included with the net change in unrealized appreciation (depreciation) on investments, foreign currency and cash equivalents.
Reported net realized foreign exchange gains or losses may arise from sales of foreign currency, currency gains or losses occurring between trade and settlement dates on investment transactions and differences between the recorded amounts of dividends and interest income and the U.S. dollar equivalent of the amounts actually received.

Eagle Point Institutional Income Fund
Notes to Consolidated Financial Statements
June 30, 2026
(Unaudited)
Cash and Cash Equivalents
The Fund defines cash and cash equivalents as cash and short-term, highly liquid investments with original maturities of three months or less from the date of purchase. The Fund maintains its cash in bank accounts, which, at times, may exceed federal insured limits. The Adviser monitors the performance of the financial institution where the accounts are held in order to manage any risk associated with such accounts.
Cash equivalents are carried at cost, plus accrued interest, which approximates fair value. Cash equivalents are held for meeting short-term liquidity requirements, rather than for investment purposes. Cash equivalents are classified as Level I in the fair value hierarchy. As of June 30, 2026, the Fund held no cash equivalents.
Participation Agreement
The Fund enters into participation agreements whereby it transfers economic interests in certain portfolio investments to third-party participants while retaining legal title to the underlying assets. The accounting treatment for these arrangements depends on the specific terms and economic substance of each agreement.
For certain participation agreements, the Fund records the proceeds received as a liability on the Consolidated Statement of Assets and Liabilities titled “Investments sold under participation agreement” in accordance with ASC Topic 860, Transfers and Servicing. Under these arrangements, the underlying investments continue to be carried at fair value, and the Fund recognizes interest income on the full investment amount while recording corresponding interest expense on the participation liability. The participation liabilities are carried at fair value and bear interest at rates determined by the underlying investment terms.
For other participation agreements where the economic terms result in a proportionate transfer of risk and reward, the Fund reduces the carrying value of the underlying investment by the participation amount sold. Under these arrangements, no separate liability is recorded, and the net investment position reflects the Fund’s retained economic interest.
The Fund retains servicing responsibilities for all participation arrangements and has no obligation to repurchase participations or provide additional collateral beyond the investments subject to the participation agreements. As of June 30, 2026, participation liabilities totaled $3.0 million, and investments were reduced by $6.5 million for participations that reduce the carrying value of the underlying investments.
Warrants
The Fund may receive warrants from issuers upon an investment in the debt or equity of an issuer. Warrants provide the Fund with exposure to and potential gains upon equity appreciation of the issuer’s share price.
The value of a warrant has two components: time value and intrinsic value. A warrant has a limited life and expires on a certain date. As the expiration date of a warrant approaches, the time value declines. In addition, if the stock underlying the warrant declines in price, the intrinsic value of an in-the-money warrant will also decline. Furthermore, at expiration, if the price of the stock underlying the warrant does not exceed the warrant’s strike price, the warrant will expire worthless. As a result, the Fund could potentially lose its entire investment in a warrant. The Fund is also exposed to counterparty risk, which arises from the potential failure of an issuer of warrants to settle exercised warrants. The maximum potential loss to the Fund from counterparty risk is limited to the fair value of the contracts.
The Fund accounts for the warrants in accordance with ASC 815, Derivatives and Hedging, and recognizes warrants as assets at fair value on the Fund’s Consolidated Statement of Assets and Liabilities, as warrants are being measured at fair value each reporting period, with changes in fair value recorded in unrealized appreciation (depreciation) on investments account in the Consolidated Statement of Operations.

Eagle Point Institutional Income Fund
Notes to Consolidated Financial Statements
June 30, 2026
(Unaudited)
Investment Income Recognition
Interest Income from Investments
Interest income from debt securities is recorded using the accrual basis of accounting to the extent such amounts are expected to be collected.
Premiums and discounts on debt securities are amortized or accreted, respectively, using the effective interest method and are included in interest income. The Fund applies the provisions of Accounting Standards Update (“ASU”) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”) in calculating amortization of premium for applicable investments.
In certain circumstances, all or a portion of interest income from a given investment may be paid in the form of additional investment principal, often referred to as payment-in-kind (“PIK”) interest. PIK interest is included in interest income and interest receivable through the PIK capitalization date. On the capitalization date, the PIK component of interest receivable is capitalized as additional principal in the investment, which is subject to fair value determination, and the PIK interest rate is applied to the entire principal balance of the applicable investment. To the extent the Fund does not believe it will ultimately be able to collect capitalized PIK interest, the investment will be placed on non-accrual status, and previously recorded capitalized PIK interest will be reversed. For the six months ended June 30, 2026, the Fund recorded $0.3 million of interest income as PIK, which represented approximately 3% of the Fund’s total interest income for the same period, as included on the Consolidated Statement of Operations.
Investment income from investments in the equity tranche securities of CLOs, collateralized fund obligations (“CFOs”) and fee rebates is recognized using the effective interest method, in accordance with ASC Topic 325-40, Beneficial Interests in Securitized Financial Assets. Under the effective interest method, income is recognized based on an effective yield derived from cash flows projected to expected call date, and any difference between cash distributed and income amount calculated pursuant to the effective interest method is recorded as an adjustment to the cost basis of the investment. It is the Adviser’s policy to review the effective yield for each CLO equity and fee rebate position held within the Fund’s portfolio at the initiation of each investment and each subsequent quarter thereafter. For CFO equity and certain other investments, the effective yield is reviewed at each measurement date and updated periodically based on the facts and circumstances known to the Adviser.
Investment income from investments in LAFs is recognized in accordance with the guidance noted in ASC Topic 325-40-35-1, Beneficial Interest in Securitized Financial Assets, which states that the holder of a beneficial interest in securitized financial assets shall determine interest income over the life of the beneficial interest in accordance with the effective yield method, provided such amounts are expected to be collected. LAFs represent beneficial interests in securitized financial assets, and interest income is recognized over the life of the investment, consistent with the presentation of interest income by investment companies, even though such investments are measured at fair value. For the six months ended June 30, 2026, the Fund recorded $0.3 million in interest income from LAFs.
Dividend Income
Dividend income from preferred equity securities and common equity securities is recorded on the record date for private portfolio companies or on the ex-dividend date for publicly traded companies.
Other Income
Other income includes the Fund’s share of income under the terms of fee rebate agreements.
Expenses, Offering Cost and Deferred Financing and Issuance Costs
Expense Recognition
Expenses are recorded on the accrual basis of accounting.

Eagle Point Institutional Income Fund
Notes to Consolidated Financial Statements
June 30, 2026
(Unaudited)
Offering Costs
Offering costs associated with the issuance of the Fund’s shares are capitalized to deferred offering cost on the Consolidated Statement of Assets and Liabilities and amortized to expense over the twelve-month period following such capitalization on a straight-line basis.
Interest Expense
Interest expense includes the Fund’s distributions associated with the Fund’s 8.125% Series A Term Preferred Shares due 2029 (the “Series A Term Preferred Shares”) and 8.00% Series B Term Preferred Shares due 2030 (the “Series B Term Preferred Shares” and collectively with the Series A Term Preferred Shares, the “Preferred Shares”) and interest amounts due under the Revolving Credit Facility (as defined below) in relation to outstanding borrowings, unused commitment fees and amortization of deferred financing and issuance costs associated with borrowings.
The following table summarizes the components of interest expense for the six months ended June 30, 2026:
	Series A Term Preferred Shares	Series B Term Preferred Shares	Revolving Credit Facility	Total
Interest Expense	$1.4	$1.2	$—	$2.6
Amortization of deferred financing and issuance costs	0.5	0.2	0.1	0.8
Total interest expense	$1.9	$1.4	$0.1	$3.4
Amounts in millions
Please refer to Note 7 “Revolving Credit Facility” and Note 8 “Mandatorily Redeemable Preferred Shares” for further discussion relating to the interest expense related to the Revolving Credit Facility and the Preferred Shares, respectively.
Deferred Financing and Issuance Costs
Deferred financing and issuance costs consist of fees and expenses incurred in connection with the Revolving Credit Facility and the issuance of Preferred Shares. These costs are capitalized at the time of payment and amortized over the respective terms of the Revolving Credit Facility and Preferred Shares using the straight-line basis, which approximates the effective interest method.
Amortization of deferred financing and issuance costs is recorded as interest expense on the Consolidated Statement of Operations.
Prepaid Expenses
Prepaid expenses consist primarily of insurance premiums and state registration fees. Insurance premiums are amortized over the term of the applicable policy. State registration fees are amortized over twelve-months from the time of payment.
Federal and Other Taxes
The Fund intends to operate so as to qualify to be taxed as a RIC under subchapter M of the Code and, as such, to not be subject to federal income tax on the portion of its taxable income and gains distributed to shareholders. To qualify for RIC tax treatment, among other requirements, the Fund is required to distribute at least 90% of its investment company taxable income, as defined by the Code.
Because U.S. federal income tax regulations differ from U.S. GAAP, distributions in accordance with tax regulations may differ from net investment income and realized capital gains recognized for financial reporting

Eagle Point Institutional Income Fund
Notes to Consolidated Financial Statements
June 30, 2026
(Unaudited)
purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the consolidated financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. Differences in classification may also result from the treatment of short-term capital gains as ordinary income for federal income tax purposes. The tax basis components of distributable earnings differ from the amounts reflected in the Consolidated Statement of Assets and Liabilities due to temporary book/tax differences arising primarily from partnerships and passive foreign investment company investments.
As of June 30, 2026, net unrealized appreciation (depreciation) of the Fund’s investments on a tax basis was as follows:
Cost for federal income tax purposes	$183.0
Gross unrealized appreciation	$6.6
Gross unrealized depreciation	(34.1)
Net unrealized depreciation	$(27.5)
Amounts in millions
Depending on the level of taxable income earned in a tax year, the Fund is permitted to carry forward taxable income (including net capital gains, if any) in excess of its current year distributions from the current tax year taxable income into the next tax year and pay a nondeductible 4% U.S federal excise tax on such taxable income, as required.
Distributions to Shareholders
The composition of distributions paid to shareholders from net investment income and capital gains is determined in accordance with U.S. federal income tax regulations, which differ from U.S. GAAP. Distributions to shareholders can be comprised of net investment income, net realized capital gains and return of capital for U.S. federal income tax purposes and are intended to be paid monthly.
Distributions payable to shareholders are recorded as a liability on the ex-dividend date. Shareholders who participate in the Fund’s distribution reinvestment plan (the “DRIP”) will have their distributions automatically reinvested in shares of the Fund as of the payment date pursuant to the DRIP. Shareholders who do not participate in the DRIP generally will receive distributions in cash.
In addition to regular monthly distributions, and subject to the available taxable earnings of the Fund, the Fund may make periodic special distributions representing the excess of the Fund’s net taxable income over the Fund’s aggregate monthly distributions paid during the year (or for other purposes).
The characterization of distributions paid to shareholders, as set forth in the Consolidated Financial Highlights, reflects estimates made by the Fund for U.S. federal income tax purposes. These estimates are subject to change once the final determination of the tax attributes of all distributions has been made and the final tax return has been filed by the Fund.
The following table summarizes the distributions declared and paid by the Fund for the six months ended June 30, 2026 on common shares and preferred shares with record dates during 2026:

Eagle Point Institutional Income Fund
Notes to Consolidated Financial Statements
June 30, 2026
(Unaudited)
	Distribution per Share	Distribution Amount (in millions)
Common Shares	$0.50	$9.2
Series A Term Preferred Shares	1.02	1.4
Series B Term Preferred Shares	4.00	1.2

3.
Valuation of Investments

The Fund accounts for its investments in accordance with U.S. GAAP and determines fair values in accordance with the provisions of the FASB ASC Topic 820, Fair Value Measurements and Disclosures (“ASC 820”), which defines fair value, establishes a framework for measuring fair value and requires enhanced disclosures about fair value measurements. Investments are reflected in the consolidated financial statements at fair value, which represents the price that would be received to sell an asset, or paid to transfer a liability, in an orderly transaction between market participants at the measurement date (i.e., the exit price).
Pursuant to Rule 2a-5 under the 1940 Act (“Rule 2a-5”), the Board has designated the Adviser as “valuation designee” responsible for performing fair value determinations, subject to Board oversight and certain other conditions. In the absence of readily available market quotations, as defined by Rule 2a-5, the Adviser determines the fair value of the Fund’s investments in accordance with its written valuation policy, which has been approved by the Board.
Fair value determinations require the application of judgment to the specific facts and circumstances of each investment. While the Fund applies a consistent valuation process across similar investment types, there is no single method for determining fair value in good faith. Due to the uncertainty in estimating fair value, the values assigned to investments may differ materially from values that would have been used had an active market for the investments existed.
The Adviser determines fair value based on assumptions that market participants would use in pricing an asset or liability in an orderly transaction at the measurement date. When considering market participant assumptions in fair value measurements, the following fair value hierarchy prioritizes and ranks the level of market price observability in measuring investments:
▪
Level I — Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund is able to access as of the reporting date.

▪
Level II — Inputs, other than quoted prices included in Level I, that are observable either directly or indirectly as of the reporting date. These inputs may include (a) quoted prices for similar assets in active markets, (b) quoted prices for identical or similar assets in markets that are not active, (c) inputs other than quoted prices that are observable for the asset, or (d) inputs derived principally from or corroborated by observable market data by correlation or other means.

▪
Level III — Pricing inputs are unobservable for the investment and little, if any, active market exists as of the reporting date. Fair value inputs require significant judgment or estimation from the Adviser.

In cases where inputs used to measure fair value fall into multiple levels of the hierarchy, the classification is based on the lowest level input that is significant to the overall fair value measurement. The assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each investment.
Market price observability is impacted by a number of factors, including the type of investment, the characteristics specific to the investment and the state of the marketplace (including the existence and transparency of

Eagle Point Institutional Income Fund
Notes to Consolidated Financial Statements
June 30, 2026
(Unaudited)
transactions between market participants). Investments with readily available quoted prices in active markets generally require a lesser degree of judgment and have a higher degree of market price observability. Conversely, investments lacking observable market data are valued using Level III inputs, which incorporate the Adviser’s own assumptions (including assumptions the Adviser believes market participants would use in valuing investments and assumptions relating to appropriate risk adjustments for nonperformance and lack of marketability), as outlined in the Adviser’s valuation policy.
The Adviser estimates the fair value for each applicable investment at least monthly, based on information available as of the reporting date.
Fair Value Measurement
The following tables summarize the valuation of the Fund’s investments measured and reported at fair value under the fair value hierarchy levels as of June 30, 2026:
	Level 1	Level 2	Level 3	Investments Measured at NAV	Total
Investments at Fair Value
Asset Backed Securities	$—	$5.8	$—	$—	$5.8
CFO Equity	—	—	3.2	—	3.2
CLO Debt	—	25.8	—	—	25.8
CLO Equity	—	—	90.5	—	90.5
Equity Securities	—	—	0.0	0.9	0.9
Loan Accumulation Facilities	—	—	4.1	—	4.1
Loans and Notes	—	—	18.3	—	18.3
Preferred Stock	—	—	2.9	—	2.9
Regulatory Capital Relief Securities	—	—	3.5	—	3.5
Royalties	—	—	0.2	—	0.2
Warrants	—	—	0.3	—	0.3
Total Investments at Fair Value(1)	$—	$31.6	$123.0	$0.9	$155.5
Other Financial Instruments at Fair Value(2)
Forward Currency Contracts
Unrealized appreciation on forward
currency contracts	$—	$0.0	$—	$—	$0.0
Unrealized depreciation on forward
currency contracts	—	(0.0)	—	—	(0.0)
Total Other Financial Instruments at Fair Value(1)	$—	$0.0	$—	$—	$0.0
Amounts in millions
(1)
Amounts may not foot due to rounding

(2)
Other financial instruments presented at fair value consist of derivative contracts, such as forward currency contracts. The amounts shown represent the unrealized appreciation/(depreciation) on these instruments as of the reporting date.

Eagle Point Institutional Income Fund
Notes to Consolidated Financial Statements
June 30, 2026
(Unaudited)
Significant Unobservable Inputs
The following table summarizes the valuation techniques and quantitative inputs and assumptions used for investments categorized within Level III of the fair value hierarchy as of June 30, 2026:
	Quantitative Information about Level III Fair Value Measurements
Assets	Fair Value (in millions)	Valuation Techniques/ Methodologies	Unobservable Inputs	Range / Weighted Average(1)
CFO Equity	$3.2	Discounted Cash Flow	Discount Rate(3)	42.00%
CLO Equity	90.5	Independent Pricing Service	Mid Price(2)	4.50% - 71.60% / 46.70%
Equity Securities	0.0	Waterfall, Guideline Public Company	Share price(3)	$10.64
Loans and Notes	18.3	Discounted Cash Flow	Discount Rate	10.86% - 57.53% / 16.07%
Preferred Stock	0.8	Discounted Cash Flow	Discount Rate(3)	17.72%
	0.2	FINCAD Convertible Model	Discount Rate(3)	18.66%
			Risk-free Rate(3)	4.18%
			Share Price(3)	$10.65
			Time to Expiry (in years)(3)	5.48
			Volatility(3)	40.00%
	0.5	Guideline Public Company	Next Fiscal Year Adj EBITDA multiple(3)	7.50x
			Next Fiscal Year Revenue multiple(3)	0.93x
			Risk-free Rate(3)	4.19%
			Time to Expiry (in years)(3)	5.00
			Volatility(3)	60.00%
Regulatory Capital Relief Securities	2.7	Discounted Cash Flow	Constant Default Rate(3)	1.00%
			Constant Prepayment Rate(3)	21.00%
			Discount Rate(3)	10.77%
			Loss Severity(3)	55.00%
Royalties	0.2	Discounted Cash Flow	Discount Rate(3)	18.00%
Warrants	0.2	Guideline Public Company	Next Fiscal Year Adj EBITDA multiple	7.50x - 7.50x / 7.50x
			Next Fiscal Year Revenue multiple	0.93x - 0.93x / 0.93x
			Risk-free Rate	4.19% - 4.19% / 4.19%
			Time to Expiry (in years)	5.00 - 5.00 / 5.00
			Volatility	60.00% - 60.00% / 60.00%
	0.1	Waterfall, Guideline Public Company	Share Price(3)	$10.64
	0.0	Scenario Analysis	Probability Percentage(3)	2.00%
			Estimated Time to Conversion (in years)(3)	0.5
			Enterprise Valuation (in millions)(3)	$614
Total Fair Value of Level III Investments (excluding reconciliation items below)	$116.8

(1)
Weighted average calculations are based on the fair value of investments.

(2)
The Fund uses an independent pricing service to value CLO Equity investments. The pricing service applies a methodology incorporating market data, including trustee reporting, executable bids, broker quotes from dealers with two-sided markets and transaction activity from comparable securities to those being valued.

(3)
Range not shown when only one investment is included in the category and valuation methodology disclosure group.

Eagle Point Institutional Income Fund
Notes to Consolidated Financial Statements
June 30, 2026
(Unaudited)
Unobservable inputs and assumptions are reviewed at each measurement date and updated as necessary to reflect current market conditions. The table presented is not intended to be all-inclusive, but rather provides information on significant Level III inputs relevant to the Fund’s fair value measurements as of the reporting date. In addition to the techniques and inputs outlined in the preceding table, the Adviser may use other valuation techniques and methodologies when determining the fair value of the Fund’s investments, as permitted under the Adviser’s valuation policy approved by the Board.
Changes in the unobservable inputs and assumptions can have an impact on the fair value measurement, specifically:
▪
Increases (decreases) in the default rate and discount rate, in isolation, would generally result in a lower (higher) fair value measurement.

▪
Changes in the prepayment rate may result in a higher or lower fair value, depending on the circumstances.

▪
Generally, a change in the default rate assumption may be accompanied by a directionally opposite change in the assumption used for the prepayment and recovery.

Certain of the Fund’s Level III investments have been valued using unadjusted inputs that have not been internally developed by the Adviser, including third-party transactions, recent market transactions and data reported by trustees. As a result, investments with a fair value of $6.3 million have been excluded from the preceding table.
Change in Investments Classified as Level III
The changes in investments classified as Level III are as follows for the six months ended June 30, 2026:
	CFO Equity	CLO Equity	Equity Securities	Loan Accumulation Facilities
Balance as of December 31, 2025	$3.6	$142.5	$—	$5.0
Purchases of investments	—	1.6	0.0	1.1
Proceeds from sales, maturity of investments or return of capital(1)	—	(30.1)	—	(2.0)
Net realized gains (losses) and net change in unrealized appreciation (depreciation)	(0.4)	(23.4)	0.0	0.0
Balance as of June 30, 2026(2)	$3.2	$90.6	$0.0	$4.1
Change in unrealized appreciation (depreciation) on investments still held as of June 30, 2026	$(0.4)	$(13.4)	$0.0	$0.00

Eagle Point Institutional Income Fund
Notes to Consolidated Financial Statements
June 30, 2026
(Unaudited)
	Loans and Notes	Preferred Stock	Regulatory Capital Relief Securities	Royalties
Balance as of December 31, 2025	$6.6	$0.9	$—	$—
Purchases of investments	19.0	1.9	3.7	0.2
Proceeds from sales, maturity of investments or return of capital(1)	(11.5)	(0.0)	(0.2)	—
Net realized gains (losses) and net change in unrealized appreciation (depreciation)	4.1	0.1	(0.0)	0.0
Balance as of June 30, 2026(2)	$18.2	$2.9	$3.5	$0.2
Change in unrealized appreciation (depreciation) on investments still held as of June 30, 2026	$3.4	$0.1	$(0.0)	$0.0
	Warrants	Total
Balance as of December 31, 2025	$0.1	$158.7
Purchases of investments	0.3	27.8
Proceeds from sales, maturity of investments or return of capital(1)	—	(43.8)
Net realized gains (losses) and net change in unrealized appreciation (depreciation)	(0.1)	(19.7)
Balance as of June 30, 2026(2)	$0.3	$123.0
Change in unrealized appreciation (depreciation) on investments still held as of June 30, 2026	$0.1	$(10.4)
Amounts in millions
(1)
Includes $4.9 million of return of capital on CLO equity investments from recurring cash flows.

(2)
There were no transfers into or out of level III investments during the period.

The net realized gains (losses) recorded for Level III investments are reported in the net realized gain (loss) on investments account in the Consolidated Statement of Operations, if applicable. Net changes in unrealized appreciation (depreciation) are reported in the net change in unrealized appreciation (depreciation) on investments account in the Consolidated Statement of Operations.
Fair Value — Valuation Techniques and Inputs
The Adviser has established valuation processes and procedures to ensure the valuation techniques are fair and consistent, and valuation inputs are supportable. Oversight of the valuation process is conducted by the Adviser’s Valuation Committee, comprised of senior personnel of the Adviser, the majority of which are not members of the Fund’s portfolio management function. The Valuation Committee is responsible for overseeing the implementation of the Adviser’s written valuation policies, which have been approved by the Board, and evaluating the overall fairness and consistency of the valuation process. The Valuation Committee reviews and approves the fair value determinations of the Fund’s portfolio investments on a monthly basis.
Valuation of CLO Equity
The Fund’s investments in CLO equity have been valued using an independent pricing service, in accordance with the Adviser’s valuation policy approved by the Board. The independent pricing service applies a methodology incorporating market data, including reporting from trustees, executable bids, broker quotes from dealers with two-sided markets and transaction activity from comparable securities to those being valued.

Eagle Point Institutional Income Fund
Notes to Consolidated Financial Statements
June 30, 2026
(Unaudited)
To monitor the accuracy of the marks provided by the pricing service, the Adviser utilizes a third-party financial tool that projects future cash flows of CLO equity tranches based on detailed CLO-specific data, such as asset and liability information sourced from trustee reports, and market assumptions. Key inputs include, but are not limited to, assumptions for loan default rates, recovery rates, prepayment rates, reinvestment rates and discount rates. These assumptions are determined by considering both observable and third-party market data, prevailing general market assumptions and conventions, and the Adviser’s own analysis.
While an active market may exist for CLO equity securities, it may not be active or observable for the specific investments held by the Fund as of the reporting date, as such the Adviser categorizes CLO equity as level III within the fair value hierarchy.
Valuation of CLO Debt
The Fund’s investments in CLO debt have been valued using an independent pricing service. The valuation methodology of the independent pricing service includes incorporating data comprised of observable market transactions, executable bids, broker quotes from dealers with two sided markets, as well as transaction activity from comparable securities to those being valued. As the independent pricing service contemplates real time market data and no unobservable inputs or significant judgment has been used by the Adviser in the valuation of the Fund’s investment in CLO debt, such investments are considered Level II assets.
Valuation of Loan Accumulation Facilities
The Fund’s investments in Loan Accumulation Facilities (“LAFs”) are valued in accordance with ASC 820, using the income approach, which reflects current market expectations of future cash flows (i.e., exit price).
LAFs are typically short to medium-term in nature and formed to acquire loans on an interim basis that are expected to form part of a specific CLO transaction. When the LAF governing documents require loans to be transferred to the CLO at original cost plus accrued interest, the Adviser determines the fair value based on the cost of the Fund’s investment (i.e., the principal amount invested) and the Fund’s attributable share of net investment income and any realized gains or losses reported by the trustee during the applicable reporting period.
If the loans are expected to be transferred to the CLO at market value due to provisions in the LAF governing documents or because the Adviser determines a CLO transaction is no longer anticipated, the Adviser will continue to fair value the LAF consistent using the income approach, but will modify the fair value measurement to reflect the change in exit strategy of the LAF to incorporate market expectations of the receipt of future amounts (i.e., exit price). In such cases, the fair value of the LAF will include the cost of the Fund’s investment (i.e., the principal amount invested), the Fund’s attributable share of unrealized gains or losses on the LAF’s underlying loan assets, net investment income and any realized gains or losses reported by the trustee during the applicable reporting period.
Due to the absence of an active market and the use of unobservable inputs, the Adviser categorizes LAFs as Level III investments within the fair value hierarchy.
Valuation of Asset Backed Securities (“ABS”) and CFO Equity
The Adviser generally engages a nationally recognized independent valuation agent to determine the fair value of the Fund’s investments in ABS and CFO equity. The valuation agent typically performs a discounted cash flow analysis or other valuation technique appropriate for the facts and circumstances, to determine the fair value of such investments, ultimately providing a high and low valuation for each investment. The final valuation recorded by the Fund falls within this range.
Due to the lack of observable inputs, the Adviser categorizes these investments as Level III investments within the fair value hierarchy.

Eagle Point Institutional Income Fund
Notes to Consolidated Financial Statements
June 30, 2026
(Unaudited)
Where available, the Adviser may also utilize the mid-point of an indicative broker quotation or independent pricing service quotation to value such investments as of the reporting date. Depending on the availability of an active market as of the reporting date, these investments may be classified as Level II or Level III within the fair value hierarchy.
Valuation of Private Investments
The Adviser engages a nationally recognized independent valuation agent to determine the fair value of private investments held by the Fund, which includes, among other investments, term loans, common stock, preferred stock and warrants. The valuation agent typically performs a discounted cash flow analysis or other valuation technique appropriate for the facts and circumstances to determine the fair value of such investments, ultimately providing a high and low valuation for each investment. The final valuation recorded by the Fund falls within this range.
Due to the illiquid nature of these investments and the lack of observable inputs, the Adviser classifies them as Level III within the fair value hierarchy.
Investment Risk Factors
The following list is not intended to be a comprehensive list of the potential risks associated with the Fund. The Fund’s prospectus provides a detailed discussion of the Fund’s risks and considerations. The risks described in the prospectus are not the only risks the Fund faces. Additional risks and uncertainties not currently known to the Fund or that are currently deemed to be immaterial also may materially and adversely affect its business, financial condition and/or operating results.
Risks of Investing in CLOs and Other Structured Debt Securities
CLOs and similar structured finance securities in which the Fund invests are backed by a pool of credit-related assets that serve as collateral. Accordingly, such securities present risks similar to those of other types of credit investments, including default (credit), interest rate and prepayment risks. Adverse credit events impacting a CLO’s or structured finance security’s underlying collateral would be expected to reduce cash flows payable to the Fund as investor in the equity tranche. Compression of credit spreads on a CLO’s underlying senior secured loans, absent a commensurate (in timing or magnitude) refinancing or reset of the CLO’s liabilities, would generally reduce the residual cash flows available to the CLO equity. In addition, there is a risk that majority lenders to an underlying loan or other debt instrument held by a CLO or structured finance security could amend or otherwise modify the loan or debt instrument to the detriment of the CLO or structured finance security (including, for example, by transferring collateral or otherwise reducing the priority of the CLO’s or structured finance security’s investment within the borrower’s capital structure). Such actions would impair the value of the CLO’s or structured finance security’s investment and, ultimately, the Fund. In addition, CLOs and structured finance securities present risks related to the capability of the servicer of the securitized assets. CLOs and other structured finance securities are often governed by a complex series of legal documents and contracts, which increases the risk of dispute over the interpretation and enforceability of such documents relative to other types of investments. There is also a risk that the trustee or other servicer does not properly carry out its duties to the CLO or structured finance security, potentially resulting in loss. CLOs and certain structured finance securities are also inherently leveraged vehicles and therefore subject to leverage risk.
The Fund may also invest in structured securities that are collateralized by other types of assets. For example, the Fund may invest in collateralized fund obligations (“CFOs”) or rated feeders, which typically consist of tranches of notes and/or equity issued by a special purpose vehicle that holds limited partnership interests in one or more private funds. Investments in CFOs and rated feeders are generally subject to the risks applicable to the underlying fund collateral, including uncertainty as to the amount and timing of underlying fund distributions, transfer

Eagle Point Institutional Income Fund
Notes to Consolidated Financial Statements
June 30, 2026
(Unaudited)
restrictions and general illiquidity of underlying fund investments, dependence of the performance of the underlying funds’ general partner and key personnel, leverage risks, and general market and economic factors.
Subordinated Securities Risk
CLO equity and junior debt securities that the Fund may acquire are subordinate to more senior tranches of CLO debt. CLO equity and junior debt securities are subject to increased risks of default relative to the holders of superior priority interests in the same CLO. In addition, at the time of issuance, CLO equity securities are under-collateralized in that the face amount of the debt and equity of a CLO at inception exceeds the CLO’s total assets. The Fund will typically be in a subordinated or first loss position with respect to realized losses on the underlying assets held by the CLOs in which the Fund is invested.
High Yield Investment Risk
The CLO equity and junior debt securities that the Fund acquires are typically rated below investment grade or, in the case of CLO equity securities, unrated and are therefore considered “higher yield” or “junk” securities and are considered speculative with respect to timely payment of interest and repayment of principal. The senior secured loans and other credit-related assets underlying CLOs are also typically higher yield investments. Investing in CLO equity and junior debt securities and other high yield investments involves greater credit and liquidity risk than investment grade obligations, which may adversely impact the Fund’s performance.
Leverage Risk
The use of leverage, whether directly or indirectly through investments such as CLO equity or junior debt securities that inherently involve leverage, may magnify the Fund’s risk of loss. CLO equity or junior debt securities are very highly leveraged (with CLO equity securities typically being leveraged ten times), and therefore the CLO securities in which the Fund invests are subject to a high degree of risk of loss.
Credit Risk
If (1) a CLO in which the Fund invests, (2) an underlying asset of any such CLO or (3) any other type of credit investment in the Fund’s portfolio declines in price or fails to pay interest or principal when due because the issuer or debtor, as the case may be, experiences a decline in its financial status, the Fund’s income and/or NAV would be adversely impacted.
Additionally, interest on a CLO may be paid in kind or deferred and capitalized (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.
Key Personnel Risk
The Adviser manages our investments. Consequently, the Fund’s success depends, in large part, upon the services of the Adviser and the skill and expertise of the Adviser’s professional personnel. There can be no assurance that the professional personnel of the Adviser will continue to serve in their current positions or continue to be employed by the Adviser. We can offer no assurance that their services will be available for any length of time or that the Adviser will continue indefinitely as the Fund’s investment adviser.
Conflicts of Interest Risk
The Fund’s executive officers and trustees, and the Adviser and certain of its affiliates and their officers and employees, including the members of the Senior Investment Team, have several conflicts of interest as a result of the other activities in which they engage. For example, the members of the Adviser’s investment team are and may in the future become affiliated with entities engaged in business activities similar to ours and may have conflicts of interest in allocating their time.

Eagle Point Institutional Income Fund
Notes to Consolidated Financial Statements
June 30, 2026
(Unaudited)
Moreover, each member of the Adviser’s Senior Investment Team is engaged in other business activities which divert their time and attention from the Fund. As a result of these separate business activities, the Adviser has conflicts of interest in allocating management time, services and functions among us, other advisory clients and other business ventures.
Prepayment Risk
The assets underlying the CLO securities in which the Fund invests are subject to prepayment by the underlying corporate borrowers. As such, the CLO securities and related investments in which the Fund invests are subject to prepayment risk. If the Fund or a CLO collateral manager are unable to reinvest prepaid amounts in a new investment with an expected rate of return at least equal to that of the investment repaid, the Fund’s investment performance will be adversely impacted.
Liquidity Risk
Generally, there is no public market for the CLO investments in which the Fund invests. As such, the Fund may not be able to sell such investments quickly, or at all. If the Fund is able to sell such investments, the prices the Fund receives may not reflect the Adviser’s assessment of their fair value or the amount paid for such investments by the Fund.
Incentive Fee Risk
The Fund’s incentive fee structure and the formula for calculating the fee payable to the Adviser may incentivize the Adviser to pursue speculative investments and use leverage in a manner that adversely impacts the Fund’s performance.
Fair Valuation of the Fund’s Portfolio Investments
Generally, there is no public market for the CLO investments and certain other credit assets in which the Fund may invest. The Adviser values these securities at least monthly, or more frequently as may be required from time to time, at fair value. The Adviser’s determinations of the fair value of the Fund’s investments have a material impact on the Fund’s net earnings through the recording of unrealized appreciation or depreciation of investments and may cause the Fund’s NAV on a given date to understate or overstate, possibly materially, the value that the Fund ultimately realizes on one or more of the Fund’s investments.
Limited Investment Opportunities Risk
The market for CLO securities is more limited than the market for other credit related investments. The Fund can offer no assurances that sufficient investment opportunities for the Fund’s capital will be available. An increase in the number of, and flow of capital into, investment vehicles established to pursue investments in CLO securities may result in greater competition for investment opportunities, which may result in an increase in the price of such investments relative to the risk taken on by holders of such investments. Such competition may also result under certain circumstances in increased price volatility or decreased liquidity with respect to certain positions.
Non-Diversification Risk
The Fund is a non-diversified investment company under the 1940 Act and expects to hold fewer investments than a diversified fund under the 1940 Act.
Market Risk
Political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Fund’s investments. A disruption or downturn in the capital markets and the credit markets could impair the Fund’s ability to raise capital, reduce the availability of suitable investment opportunities for the Fund, or adversely and materially affect the value of the Fund’s

Eagle Point Institutional Income Fund
Notes to Consolidated Financial Statements
June 30, 2026
(Unaudited)
investments, any of which would negatively affect the Fund’s business. These risks may be magnified if certain events or developments adversely interrupt the global supply chain, and could affect companies worldwide.
Loan Accumulation Facilities Risk
The Fund may invest in loan accumulation facilities (“LAFs”), which are short to medium term facilities often provided by the bank that will serve as placement agent or arranger on a CLO transaction and which acquire loans on an interim basis which are expected to form part of the portfolio of a future CLO. Investments in LAFs have risks similar to those applicable to investments in CLOs. Leverage is typically utilized in such a facility and as such the potential risk of loss will be increased for such facilities employing leverage. In the event a planned CLO is not consummated, or the loans are not eligible for purchase by the CLO, the Fund may be responsible for either holding or disposing of the loans. This could expose the Fund to credit and/or mark-to-market losses, and other risks.
Synthetic Investments Risk
The Fund may invest in synthetic investments, such as significant risk transfer securities and credit risk transfer securities issued by banks or other financial institutions, or acquire interests in lease agreements that have the general characteristics of loans and are treated as loans for withholding tax purposes. In addition to the credit risks associated with the applicable reference assets, the Fund will usually have a contractual relationship only with the counterparty of such synthetic investment, and not with the reference obligor of the reference asset. Accordingly, the Fund generally will have no right to directly enforce compliance by the reference obligor with the terms of the reference asset nor will it have any rights of setoff against the reference obligor or rights with respect to the reference asset. The Fund will not directly benefit from the collateral supporting the reference asset and will not have the benefit of the remedies that would normally be available to a holder of such reference asset. In addition, in the event of the insolvency of the counterparty, the Fund may be treated as a general creditor of such counterparty, and will not have any claim with respect to the reference asset. Consequently, the Fund will be subject to the credit risk of the counterparty as well as that of the reference obligor. As a result, concentrations of synthetic securities in any one counterparty subjects the Fund to an additional degree of risk with respect to defaults by such counterparty as well as by the reference obligor.
Currency Risk
Although the Fund primarily makes investments denominated in U.S. dollars, the Fund may make investments denominated in other currencies. The Fund’s investments denominated in currencies other than U.S. dollars will be subject to the risk that the value of such currency will decrease in relation to the U.S. dollar. The Fund may or may not hedge currency risk.
Hedging Risk
Hedging transactions seeking to reduce risks may result in poorer overall performance than if the Fund had not engaged in such hedging transactions. Additionally, such transactions may not fully hedge the Fund’s risks.
Reinvestment Risk
CLOs will typically generate cash from asset repayments and sales that may be reinvested in substitute assets, subject to compliance with applicable investment tests. If the CLO collateral manager causes the CLO to purchase substitute assets at a lower yield than those initially acquired or sale proceeds are maintained temporarily in cash, it would reduce the excess interest-related cash flow, thereby having a negative effect on the fair value of the Fund’s assets and the market value of the Fund’s securities. In addition, the reinvestment period for a CLO may terminate early, which would cause the holders of the CLO’s securities to receive principal payments earlier than anticipated. There can be no assurance that the Fund will be able to reinvest such amounts in an alternative investment that provides a comparable return relative to the credit risk assumed.

Eagle Point Institutional Income Fund
Notes to Consolidated Financial Statements
June 30, 2026
(Unaudited)
Interest Rate Risk
The Fluctuations in interest rates, whether driven by governmental policy, inflation expectations, or other market factors, could adversely affect the Fund’s results, including both the level of cash flows the Fund generates and the market value of its portfolio investments.
Income from the Fund’s investments in floating-rate instruments (including CLO debt securities) will generally rise or fall with changes in the Secured Overnight Financing Rate (“SOFR”) or another applicable benchmark rate. In a sustained period of elevated interest rates and/or an economic downturn, loan default rates could rise, leading to higher credit losses that may reduce the Fund’s cash flow, the fair value of its assets, and its operating results. Conversely, a significant decline in interest rates could decrease portfolio income over time as loans reprice at lower coupons.
An increase in interest rates may also negatively affect the value of the Fund’s fixed-rate investments, such as high-yield bonds, and could increase the Fund’s own financing costs to the extent it issues floating rate debt or refinances fixed-rate debt or preferred equity at higher rates in the future, thereby reducing net investment income.
Refinancing Risk
If the Fund incurs debt financing and subsequently refinances such debt, the replacement debt may be at a higher cost and on less favorable terms and conditions. If the Fund fails to extend, refinance or replace such debt financings prior to their maturity on commercially reasonable terms, the Fund’s liquidity will be lower than it would have been with the benefit of such financings, which would limit the Fund’s ability to grow, and holders of the Fund’s common shares would not benefit from the potential for increased returns on equity that incurring leverage creates.
Tax Risk
If the Fund fails to qualify for tax treatment as a RIC under Subchapter M of the Code for any reason, or otherwise becomes subject to corporate income tax, the resulting corporate taxes (and any related penalties) could substantially reduce the Fund’s net assets, the amount of income available for distributions to the Fund’s common shareholders, and the amount of income available for payment of the Fund’s other liabilities.
Derivatives Risk
Derivative instruments in which the Fund may invest may be volatile and involve various risks different from, and in certain cases greater than, the risks presented by other instruments. The primary risks related to derivative transactions include counterparty, correlation, liquidity, leverage, volatility, over-the-counter trading, operational and legal risks. In addition, a small investment in derivatives could have a large potential impact on the Fund’s performance, effecting a form of investment leverage on the Fund’s portfolio. In certain types of derivative transactions, the Fund could lose the entire amount of the Fund’s investment; in other types of derivative transactions the potential loss is theoretically unlimited.
Counterparty Risk
The Fund may be exposed to counterparty risk, which could make it difficult for the Fund or the issuers in which the Fund invests to collect on obligations, thereby resulting in potentially significant losses.
Price Risk
Investors who buy common shares at different times will likely pay different prices.

Eagle Point Institutional Income Fund
Notes to Consolidated Financial Statements
June 30, 2026
(Unaudited)
Non-U.S. Investing Risk
Investing in foreign entities or issuers with underlying non-U.S. assets may expose the Fund to additional risks not typically associated with investing in U.S. entities and issuers. These risks include changes in exchange control regulations, political and social instability, restrictions on the types or amounts of investment, the imposition of sanctions, tariffs, or other governmental restrictions, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the U.S., higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards, currency fluctuations and greater price volatility. Further, the Fund and the issuers in which the Fund invests may have difficulty enforcing creditor’s rights in foreign jurisdictions.
Global Risk
Due to highly interconnected global economies and financial markets, the value of the Fund’s securities and its underlying investments may go up or down in response to governmental actions and/or general economic conditions throughout the world. Events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments.
Banking Risk
The possibility of future bank failures poses risks of reduced financial market liquidity at clearing, cash management and other custodial financial institutions. The failure of banks which hold cash on behalf of the Fund, the Fund’s underlying obligors, the collateral managers of the CLOs in which the Fund invests (or managers of other securitized or pooled vehicles in which the Fund invests), or the Fund’s service providers could adversely affect the Fund’s ability to pursue its investment strategies and objectives. For example, if an underlying obligor has a commercial relationship with a bank that has failed or is otherwise distressed, such obligor may experience delays or other disruptions in meeting its obligations and consummating business transactions. Additionally, if a collateral manager has a commercial relationship with a distressed bank, the manager may experience issues conducting its operations or consummating transactions on behalf of the CLOs it manages, which could negatively affect the performance of such CLOs (and, therefore, the performance of the Fund).
Illiquid Shares Risk
The Fund’s common shares are not publicly traded and the Fund does not expect a secondary market in the common shares to develop in the foreseeable future, if ever. To provide common shareholders with limited liquidity, the Fund intends to offer to repurchase common shares from common shareholders in each quarter in an amount up to 5% of the Fund’s NAV, calculated as of the prior calendar quarter end. The Board has discretion to determine whether the Fund will engage in any common share repurchase, and if so, the terms of such repurchase. An investment in the Fund is not suitable for investors that require short-term liquidity.
4.
Derivative Contracts

The Fund enters into forward currency contracts to manage its exposure to the foreign currencies in which certain investments are denominated. Risks associated with forward currency contracts include the potential inability of counterparties to fulfill their contractual obligations, as well as fluctuations in fair value and exchange rates.
Volume of Derivative Activities
The Fund considers the notional amounts, categorized by primary underlying risk, to be representative of the volume of its derivative activity during the period ended June 30, 2026:

Eagle Point Institutional Income Fund
Notes to Consolidated Financial Statements
June 30, 2026
(Unaudited)
Primary Underlying Risk	Long Exposure – Notional Amounts	Short Exposure – Notional Amounts
Foreign Exchange Risk
Forward Currency Contracts	$924,793	$—
Effect of Derivatives on the Consolidated Statement of Assets and Liabilities and Consolidated Statement of Operations
The following table presents the fair value amounts of derivative contracts included in the Consolidated Statement of Assets and Liabilities, categorized by type of contract, as of June 30, 2026. Balances are presented on a gross basis, before application of the effect of counterparty and collateral netting. The following table also identifies the realized and unrealized gain and loss amounts included on the Consolidated Statement of Operations, categorized by type of contract, for the period ended June 30, 2026.
Type of Contracts	Derivative Assets	Derivative Liabilities	Realized Gain (Loss)	Unrealized Gain (Loss)
Forward Currency Contracts	$21,861	$(3)	$2,756	$21,858
Offsetting of Assets and Liabilities
The Fund is subject to master netting agreements with one counterparty. These agreements govern the terms of certain derivatives transactions and are designed to reduce the counterparty risk associated with relevant transactions by specifying offsetting mechanisms and establishing collateral posting arrangements at prearranged exposure levels.
The following table presents potential effects of netting arrangements for derivative contracts presented in the Consolidated Statement of Assets and Liabilities, by counterparty, as of June 30, 2026:
	Presented on the Consolidated Statement of Assets and Liabilities
Type of Contracts	Gross Value of Assets	Gross Value of Liabilities	Collateral (Received) Pledged	Net Amount
Counterparty 1	$21,861	$(3)	$—	$21,858

5.
Related Party Transactions

Investment Advisory Agreement
On February 11, 2022, the Fund entered into an investment advisory agreement with the Adviser (the “Advisory Agreement”). Pursuant to the terms of the Advisory Agreement, the Fund will pay the Adviser a management fee and an incentive fee for its services.
Management fee
The management fee is calculated at an annual rate of 1.75% of the Fund’s “Managed Assets” and payable quarterly in arrears. Managed Assets are defined as the Fund’s total assets (including assets attributable to leverage) minus the Fund’s accrued liabilities (other than liabilities incurred for the purpose of creating leverage). For the six months ended June 30, 2026, the Fund incurred a management fee of $1.5 million, with a payable balance of $0.8 million as of June 30, 2026.
Incentive fee
The incentive fee is calculated and payable quarterly, in arrears, based on the Fund’s pre-incentive fee net investment income (“PNII”) for the immediately preceding quarter, and is subject to a hurdle rate, expressed as a

Eagle Point Institutional Income Fund
Notes to Consolidated Financial Statements
June 30, 2026
(Unaudited)
rate of return on the value of the Fund’s net assets, equal to 2.00% per quarter (8.00% annualized), and a “catch-up” feature. For this purpose, PNII means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees) accrued during the calendar quarter, minus the Fund’s operating expenses for the quarter (including the management fee, expenses payable under the Administration Agreement (as defined below) and any interest expense and distributions paid on any issued and outstanding preferred equity or debt, but excluding organizational and offering expenses and the incentive fee) after giving application to any reimbursement or recoupment under the ELA (as defined below). PNII includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments payment-in-kind interest and zero coupon securities), accrued income that the Fund has not yet received in cash. PNII does not include any realized or unrealized capital gains or losses.
The Fund pays the Adviser an incentive fee with respect to the Fund’s PNII in each calendar quarter as follows:
▪
no incentive fee if the Fund’s PNII does not exceed the hurdle rate of 2.00%;

▪
100% of the Fund’s PNII with respect to that portion of such PNII, if any, exceeding the hurdle rate but equal to or less than 2.50% (the “catch-up”); and

▪
20% of the amount of the Fund’s PNII, if any, exceeding 2.50%.

For the six months ended June 30, 2026, the Fund incurred an incentive fee of $0.8 million, with a payable balance of $0.5 million as of June 30, 2026.
Administration Agreement
On February 11, 2022, the Fund entered into an administration agreement (the “Administration Agreement”) with Eagle Point Administration LLC (the “Administrator”), an affiliate of the Adviser. Pursuant to the Administration Agreement, the Administrator provides a range of administrative services to the Fund, including maintaining financial records, providing accounting services, calculating NAV, overseeing the preparation and filing of the Fund’s tax returns, monitoring compliance with tax laws and regulations, assisting with audits conducted by an independent public accounting firm, managing the printing and disseminating reports to the Fund’s shareholders, maintaining the Fund’s website, supporting investor relations, overseeing the payment of the Fund’s expenses, coordinating the performance of administrative and professional services rendered to the Fund by third parties, and providing other administrative services as the Fund may designate from time to time.
The Fund reimburses the Administrator for costs and expenses incurred by the Administrator in performing its obligations and providing personnel (for the avoidance of doubt, including salaries and related payroll expenses) and facilities. Payments under the Administration Agreement are based on the Fund’s allocable portion of the Administrator’s overhead incurred in performing its obligations under the Administration Agreement, including rent, compliance-related fees and expenses, and the Fund’s allocable portion of the compensation of the Fund’s chief compliance officer, chief financial officer, chief operating officer and related support staff. The Fund’s allocable portion of such compensation is based on an allocation of the time spent on the Fund-related matters.
Certain accounting and other administrative services were delegated by the Administrator to ALPS Fund Services, Inc. (the “Sub Administrator”). To the extent the Administrator outsources any of its functions, the Fund pays the fees on a direct basis, without profit to the Administrator.
The Administration Agreement may be terminated by the Fund without penalty upon not less than sixty days’ written notice to the Administrator and by the Administrator upon not less than ninety days’ written notice to the Fund. The Administration Agreement is approved by the Board on an annual basis.
For the six months ended June 30, 2026, the Fund was charged a total of $0.3 million in administration fees consisting of $0.1 million and $0.2 million, relating to services provided by the Administrator and Sub

Eagle Point Institutional Income Fund
Notes to Consolidated Financial Statements
June 30, 2026
(Unaudited)
Administrator, respectively, which are included on the Consolidated Statement of Operations and, of which $0.2 million was payable as of June 30, 2026.
The Adviser and the Administrator are under common ownership by Eagle Point Holdings LP.
Expense Limitation and Reimbursement Agreement
On February 11, 2022, the Fund entered into an Expense Limitation and Reimbursement Agreement with the Adviser, which was amended and restated on February 13, 2024 and July 30, 2024 (the “ELA”). Pursuant to the ELA, the Adviser may, at its discretion, pay, directly or indirectly, the Fund’s operating expenses or waive fees payable to the Adviser or affiliates of the Adviser, in an effort to limit the expenses borne by the Fund. Any expense payments or waivers made by the Adviser under the ELA are subject to reimbursement by the Fund for up to three years from the date such support was provided, subject to approval by the Board.
For the six months ended June 30, 2026, the Adviser did not provide any expense support under the ELA.
The following amounts are subject to reimbursement to the Adviser related to the ELA by the following dates:
Period Ended	Expense Support Payments From Adviser	Expense Support Payments Reimbursed to Adviser	Expense Support Waived by Adviser	Unreimbursed Expense Support	Eligible to be Paid Through
June 30, 2022	$14,094	$—	$14,094	$—	June 30, 2025
September 30, 2022	53,891	—	53,891	—	September 30, 2025
December 31, 2022	172,748	—	172,748	—	December 31, 2025
March 31, 2023	181,991	—	181,991	—	March 31, 2026
June 30, 2023	205,617	—	205,617	—	June 30, 2026
September 30, 2023	413,782	—	—	413,782	September 30, 2026
December 31, 2023	623,430	—	—	623,430	December 31, 2026
Total	$1,665,553	$—	$628,341	$1,037,212
Organizational and Offering Expense Support and Reimbursement Agreement
On February 11, 2022, the Fund entered into an organizational and offering (“O&O”) expense support and reimbursement agreement with the Adviser, which was amended and restated on February 13, 2024 (“O&O Agreement”). Pursuant to the O&O Agreement, the Fund may pay O&O expenses up to a limit of 1.50% of gross proceeds raised in the Fund’s offering of its shares. These expenses may be paid directly to third-party vendors or reimbursed to affiliates of the Fund, the Adviser, or the Administrator, subject to the organizational and offering expense limit.
As of June 30, 2026, the Fund had $0.3 million in O&O expenses capitalized as a deferred asset in the Consolidated Statement of Assets and Liabilities. For the six months ended June 30, 2026, the Fund incurred and capitalized additional offering expenses of $0.2 million, and amortized to expense on the Consolidated Statement of Operations $0.4 million of capitalized offering expenses. In addition to offering expenses incurred by the Fund, the Adviser paid, on behalf of the Fund, O&O costs of approximately $4.5 million for the period from the Fund’s formation on October 22, 2021 to June 30, 2026. O&O expenses paid by the Adviser are subject to reimbursement by the Fund up to three years after the date on which such O&O expenses were paid on the Fund’s behalf. Reimbursement must be approved by the Board. As of December 31, 2025, the Adviser has not sought reimbursement for any O&O expenses it incurred.

Eagle Point Institutional Income Fund
Notes to Consolidated Financial Statements
June 30, 2026
(Unaudited)
The following amounts may be subject to reimbursement to the Adviser related to O&O expenses by the following dates:
Eligible to be Paid Through	O&O Expenses Paid by Adviser	O&O Expenses Waived by Adviser	Unreimbursed O&O Expenses
December 31, 2024	$35,093	$35,093	$—
March 31, 2025	560,093	560,093	—
June 30, 2025	351,412	351,412	—
September 30, 2025	150,629	150,629	—
December 31, 2025	227,336	227,336	—
March 31, 2026	126,179	126,179	—
June 30, 2026	325,689	325,689	—
September 30, 2026	106,162	—	106,162
December 31, 2026	257,326	—	257,326
March 31, 2027	62,717	—	62,717
June 30, 2027	67,304	—	67,304
September 30, 2027	2,782	—	2,782
December 31, 2027	102,674	—	102,674
March 31, 2028	47,079	—	47,079
June 30, 2028	110	—	110
September 30, 2028	671,802	—	671,802
December 31, 2028	666,791	—	666,791
March 31, 2029	292,037	—	292,037
June 30, 2029	428,667	—	428,667
Total	$4,481,882	$1,776,431	$2,705,451
See Note 2 “Summary of Significant Accounting Policies” for the treatment of organizational and offering costs paid by the Fund.
Board of Trustees
The Fund’s Board of Trustees currently consists of six members, four of whom are not “interested persons,” as defined in the 1940 Act, of the Fund and the Adviser. The Board is responsible for the overall management and supervision of our business and affairs, including the appointment of advisers and service providers. Key responsibilities of the Board include oversight of the valuation of the Fund’s assets, corporate governance activities, financing arrangements and investment activities.
For the six months ended June 30, 2026, the Fund incurred $53,250 in the trustee’s compensation, which is recorded on the Consolidated Statement of Operations and, of which $53,250 was payable as of June 30, 2026.
Dealer Manager
On March 1, 2024, the Fund entered into a dealer manager agreement (the “Dealer Manager Agreement”) with Eagle Point Securities LLC (the “Dealer Manager”), a registered broker-dealer and an affiliate of the Adviser. Pursuant to the terms of the Dealer Manager Agreement, the Dealer Manager acts as a distributor of the Fund’s common shares on a best-efforts basis, subject to various conditions. Common shares are offered for sale through the Dealer Manager at NAV plus any applicable sales load. Under the Dealer Manager Agreement, the Dealer Manager also provides certain marketing and wholesale services in consideration of receipt of a dealer manager fee.
Shareholders purchasing the Fund’s common shares may pay a sales load of up to 6.75% of the investment amount. The 6.75% sales load is comprised of up to 6.0% selling commission and up to 0.75% dealer manager fee.

Eagle Point Institutional Income Fund
Notes to Consolidated Financial Statements
June 30, 2026
(Unaudited)
For the six months ended June 30, 2026, the total amount of sales loads earned by the Dealer Manager was $0.3 million. The Dealer Manager may reallow a portion or all of the earned selling commissions and/or the dealer manager fees to participating broker-dealers and/or financial advisors for selling shares to their customers.
In addition, the Fund may reimburse the Adviser and its affiliates (including the Dealer Manager) for compensation of employees engaged in registering and marketing the Fund’s common shares, which includes development of the Fund’s marketing materials and marketing presentations, training and education, and general coordination of the marketing process for the Fund. For the six months ended June 30, 2026, the Fund has reimbursed the Dealer Manager $0.1 million for such expenses, which is included in deferred offering costs attributed to common shares in the Consolidated Statement of Assets and Liabilities.
Co-Investment Exemptive Relief
The SEC granted exemptive relief to the Adviser and its affiliates that permits the Fund to participate in certain negotiated co-investments alongside other funds and accounts managed by the Adviser, or its affiliates, subject to certain conditions.
Affiliated Ownership
As of June 30, 2026, the Adviser and its affiliates and senior investment team held an aggregate of 9.3% of the Fund’s common shares and 0.3% of the Series A Term Preferred Shares. This represented 8.6% of the total outstanding voting shares of the Fund as of June 30, 2026.
6.
Shareholders’ Equity

The Fund’s authorized shares consist of an unlimited number of common shares of beneficial interest. The Fund offers its common shares on a continuous basis at the applicable period end NAV per share plus any applicable sales load.
As of June 30, 2026, the Fund had 19,641,587 common shares issued and outstanding.
For the six months ended June 30, 2026, the following was issued in connection with the Fund’s common share offering and DRIP:
Equity Program	Shares Issued	Net Proceeds (in millions)
Offering	2,527,117	$15.6
DRIP	658,861	3.8
Repurchases of Common Shares by the Fund
Subject to the Board’s discretion, the Fund conducts quarterly tender offers in accordance with the Fund’s common share repurchase program in an amount up to 5% of the Fund’s NAV. The Fund may extend multiple offers to repurchase common shares in a quarter in an aggregate amount of 5% of the Fund’s NAV.

Eagle Point Institutional Income Fund
Notes to Consolidated Financial Statements
June 30, 2026
(Unaudited)
The following table summarizes the number of common shares that were repurchased by the Fund for the six months ended June 30, 2026:
Commencement Date	Valuation Date	Acceptance Date	Repurchase Price per Share	Shares Repurchased	Total Paid for Repurchased Shares (in millions)
November 28, 2025	December 31, 2025	January 22, 2026	$7.15	382,069	$2.7
February 27, 2026	March 31, 2026	April 17, 2026	5.49	341,571	1.9
Total				723,640	$4.6

7.
Revolving Credit Facility

The Fund may utilize leverage to the extent permitted by the 1940 Act. The Fund may obtain leverage using any form of financial leverage instruments, including funds borrowed from banks or other financial institutions, margin facilities, notes or preferred equity and leverage attributable to repurchase agreements or similar transactions. Instruments that create leverage are generally considered to be senior securities under the 1940 Act. The use of leverage creates an opportunity for increased net income and capital appreciation, but also creates additional risks and expenses which will be borne entirely by common shareholders. The Fund’s leverage strategy may not ultimately be successful.
On December 24, 2025, the Fund entered into a credit agreement with City National Bank of Florida, as lender, which established a revolving credit facility (the “Revolving Credit Facility”. The Revolving Credit Facility is collateralized by certain investments held by the Fund, and the Fund has granted a security interest in certain assets to the lender. Pursuant to the terms of the Revolving Credit Facility, the Fund may borrow up to an aggregate principal amount of $25.0 million (the “Commitment”). Borrowings under the Revolving Credit Facility bear interest at a rate equal to a Term SOFR plus an applicable spread.
The Revolving Credit Facility will mature on the earlier of (i) the termination of the Commitment, as defined by the terms of the Revolving Credit Facility or (ii) the scheduled maturity date of December 22, 2028. The Fund has the option to extend the maturity in accordance with the Revolving Credit Facility agreement.
For the six months ended June 30, 2026, the Fund has not drawn on the Revolving Credit Facility. Interest expense, inclusive of the unused fee and amortization of deferred financing costs, on the Revolving Credit Facility for the same period six months ended June 30, 2026 was $0.1 million and is reflected on the Consolidated Statement of Operations.
As of June 30, 2026, the Fund had no outstanding borrowings.
See Note 8 “Asset Coverage” for further discussion on the Fund’s calculation of asset coverage with respect to the Revolving Credit Facility.
8.
Mandatorily Redeemable Preferred Shares

As of June 30, 2026, the following Preferred Shares were issued and outstanding:
Security	Maturity(1)	Callable(2)	Shares Outstanding	Shares Authorized	Unamortized Defer Financing Cost (in millions)	Liquidation Preference (in millions)
Series A Term Preferred Shares	October 31, 2029	October 19, 2026	1,400,000	1,426,000	$0.3	$35.0

Eagle Point Institutional Income Fund
Notes to Consolidated Financial Statements
June 30, 2026
(Unaudited)
Security	Maturity(1)	Callable(2)	Shares Outstanding	Shares Authorized	Unamortized Defer Financing Cost (in millions)	Liquidation Preference (in millions)
Series B Term Preferred Shares	April 3, 2030	April 2, 2027	300,000	Unlimited	0.4	30.0
						$65.0

(1)
The date which the Fund is required to redeem all outstanding shares of the Preferred Shares, at a redemption price of $25 per share and $100 per share for Series A Term Preferred Shares and Series B Term Preferred Shares, respectively, plus accumulated but unpaid dividends, if any.

(2)
The date which the Fund may, at its sole option, redeem the outstanding shares of the Preferred Shares in whole or in part from time to time.

The Fund has accounted for its Preferred Shares as a liability under ASC Topic 480 — Distinguishing Liabilities from Equity (“ASC 480”), due to shares’ mandatory redemption requirements.
The Fund may, from time to time, engage a broker-dealer to repurchase opportunistically, on the Fund’s behalf, shares of the Preferred Shares through open market transactions. The price and other terms of any such repurchases would depend on prevailing market conditions, the Fund’s liquidity and other factors. Depending on market conditions, such repurchases may be material and may occur during a subsequent period; however, the Fund may modify or discontinue such activity at any time in its discretion and without notice. Any Preferred Shares repurchases will be conducted in compliance with the provisions of the 1940 Act and the Securities Exchange Act of 1934. The repurchase of any such Preferred Shares would reduce the Fund’s outstanding leverage. The Fund did not repurchase Preferred Shares during the six months ended June 30, 2026.
Except as otherwise stated in the 1940 Act or the Fund’s declaration of trust, each holder of Preferred Shares is entitled to one vote for each Preferred Share held on each matter submitted to a vote of the Fund’s shareholders. The Fund’s preferred and common shareholders vote together as a single class on all matters submitted to the Fund’s shareholder, except that the Fund’s preferred shareholders have the right to elect two trustees at all times. The remaining members of the Board are elected jointly by preferred and common shareholders voting as a single class.
9.
Asset Coverage

Under the provisions of the 1940 Act, the Fund is permitted to issue senior securities, including debt securities and preferred shares, and borrow from banks or other financial institutions, provided that the Fund satisfies certain asset coverage requirements.
With respect to senior securities that are shares, such as the Preferred Shares, the Fund is required to have asset coverage of at least 200%, as measured at the time of issuance of any such senior securities that are shares and calculated as the ratio of the Fund’s total consolidated assets, less all liabilities and indebtedness not represented by senior securities, over the aggregate amount of the Fund’s outstanding senior securities representing indebtedness plus the aggregate liquidation preference of any outstanding shares of senior securities that are shares.
With respect to senior securities representing indebtedness, such as the Revolving Credit Facility or any other bank borrowings (other than temporary borrowings as defined under the 1940 Act), the Fund is required to have asset coverage of at least 300%, as measured at the time of borrowing and calculated as the ratio of the Fund’s total consolidated assets, less all liabilities and indebtedness not represented by senior securities, over the aggregate amount of the Fund’s outstanding senior securities representing indebtedness.

Eagle Point Institutional Income Fund
Notes to Consolidated Financial Statements
June 30, 2026
(Unaudited)
If the Fund’s asset coverage declines below 300% (or 200%, as applicable), the Fund would be prohibited under the 1940 Act from incurring additional debt or issuing additional Preferred Shares and from declaring certain distributions to its shareholders. In addition, the terms of the Preferred Shares require the Fund to redeem Preferred Shares if such failure to maintain the applicable asset coverage is not cured by a certain date.
The following table summarizes the Fund’s asset coverage with respect to its Preferred Shares and Revolving Credit Facility as of June 30, 2026, and as of December 31, 2025:
	As of June 30, 2026	As of December 31, 2025
Total assets	$182.2	$190.0
Less liabilities and indebtedness not represented by senior securities	(5.6)	(3.3)
Net total assets and liabilities	$176.6	$186.7
Preferred Shares(3)	$65.0	$65.0
Revolving Credit Facility(3)	—	—
Total senior securities	$65.0	$65.0
Asset coverage for senior securities(1)	272%	287%
Asset coverage for Revolving Credit Facility(2)(3)	N/A	N/A
Amounts in millions
(1)
The asset coverage for senior securities is calculated in accordance with section 18(h) of the 1940 Act, as generally described above.

(2)
The asset coverage ratio for the Revolving Credit Facility is calculated in accordance with section 18(h) of the 1940 Act, as generally described above.

(3)
Amounts are based on outstanding principal balance as of the date presented.

10.
Commitments and Contingencies

The Fund is not currently subject to any material legal proceedings. From time to time, the Fund may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Fund’s rights under contracts. While the outcome of these legal proceedings cannot be predicted with certainty, the Fund does not expect these proceedings will have a material effect upon its financial condition or results of operations.
As of June 30, 2026, the Fund had total unfunded commitments of $18.4 million, which could be extended at the option of the borrower. These commitments relate to the Fund’s investment in loans and notes and preferred stock investments. As of June 30, 2026, the Fund had recorded $32,548 in liabilities for these unfunded commitments.
11.
Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, during the normal course of business, the Fund enters into contracts containing a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these agreements cannot be known; however, the Fund expects any risk of loss to be remote.
12.
Recent Accounting Pronouncement

In December 2023, the FASB issued ASU No. 2023-09 (“ASU 2023-09”), Income Taxes (Topic 740): Improvements to Income Tax Disclosures. The ASU 2023-09 requires enhanced annual income tax disclosures, including

Eagle Point Institutional Income Fund
Notes to Consolidated Financial Statements
June 30, 2026
(Unaudited)
disaggregation of income taxes paid by jurisdiction. The standard is effective for the Fund’s annual reporting periods beginning after December 15, 2025. The Adviser evaluated the disclosure requirements of ASU 2023-09 and determined that adoption of the standard did not have a material impact on the Fund’s financial statements or related disclosures.
13.
Subsequent Events

On July 16, 2026, the Fund accepted and paid $1.8 million related to the repurchase of 313,054 common shares in accordance with the tender offer that commenced on May 28, 2026.
Pursuant to the continuous offering, in the period from July 1, 2026 through August 21, 2026, the Fund issued 392,283 common shares for total net proceeds to the Fund of $2.2 million.
Management of the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date of release of this report. Management has determined there are no events in addition to those described above which would require adjustment to or disclosure in the consolidated financial statements and related notes through the date of release of this report.

Eagle Point Institutional Income Fund & Subsidiaries
Consolidated Financial Highlights
(Unaudited)
Per Share Data:	For the Six Months Ended June 30, 2026	For the Year Ended December 31, 2025	For the Year Ended December 31, 2024	For the Year Ended December 31, 2023	For the Period June 1, 2022 (Commencement of operations) through December 31, 2022
Net asset value at beginning of period	$7.15	$9.62	$10.23	$9.97	$10.00
Net investment income (loss)(1)	0.23	0.69	0.89	1.40	0.52
Net realized gain (loss) and change in unrealized appreciation (depreciation) on investments, foreign currency, cash equivalents and forward currency contracts(1)(2)	(1.17)	(2.16)	(0.52)	(0.23)	(0.08)
Net increase (decrease) in net assets resulting from operations(1)	(0.94)	(1.47)	0.37	1.17	0.44
Distributions to shareholders from net investment income(3)	(0.50)	(0.82)	(0.98)	(0.91)	(0.08)
Distributions to shareholders from net realized gains on investments(3)	—	—	—	—	—
Distributions to shareholders from tax return of capital(3)	—	(0.18)	—	—	(0.38)
Total distributions declared to shareholders(3)	(0.50)	(1.00)	(0.98)	(0.91)	(0.46)
Distributions to shareholders based on weighted average shares impact(4)	—	—	—	—	(0.01)
Total distributions to shareholders	(0.50)	(1.00)	(0.98)	(0.91)	(0.47)
Net asset value at end of period	$5.71	$7.15	$9.62	$10.23	$9.97
Total net asset value return(5)	(13.04)%	(16.01)%	4.02%	12.35%	4.30%
Common shares outstanding at end of period	19,641,587	17,179,249	11,045,767	4,803,369	1,401,613
Ratios and Supplemental Data:
Net asset value at end of period	$112,249,455	$122,889,277	$106,236,316	$49,147,210	$13,973,898
Ratio of expenses to average net assets, before fees waivers(6)(7)	13.17%	13.24%	9.43%	9.93%	9.62%
Ratio of expenses to average net assets, after fees waivers(7)(8)	13.17%	13.24%	9.43%	4.54%	6.35%
Ratio of net investment income to average net assets(7)(8)	7.53%	8.31%	8.90%	13.95%	10.34%
Fund Level Supplemental Data:
Portfolio turnover rate(9)	37.15%	34.73%	9.43%	11.74%	4.63%
Asset coverage for senior securities	272%	287%	292%	N/A	N/A
Asset coverage for Revolving Credit Facility	N/A	N/A	815%	N/A	N/A
Revolving Credit Facility:
Principal amount outstanding at end of period	$—	$—	$19,500,000	$—	$—
Asset coverage per $1,000 at end of period(10)	$—	$—	$8,152	$—	$—
See accompanying footnotes to the financial highlights on the following page.

Eagle Point Institutional Income Fund & Subsidiaries
Consolidated Financial Highlights
(Unaudited)
(1)
Per share amounts are based on weighted average of shares outstanding for the period.

(2)
Net realized gain (loss) and change in unrealized appreciation (depreciation) on investments, foreign currency, cash equivalents and forward currency contracts may include a balancing figure to reconcile to the change in NAV per share at the end of each period. The amount per share may not agree with the change in the aggregate net realized gain (loss) and change in unrealized appreciation (depreciation) on investments, foreign currency, cash equivalents and forward currency contracts for the period because of the timing of issuance of the Fund’s shares in relation to fluctuating market values for the portfolio.

(3)
The information provided is based on estimates available at each respective period. The Fund’s final taxable income and the actual amount required to be distributed will be finally determined when the Fund files its final tax returns and may vary from these estimates.

(4)
Represents the difference between the per share amount distributed to shareholders of record and the per share amount distributed based on the weighted average of shares outstanding for the period.

(5)
Total return for the six months ending June 30, 2026 and for period from June 1, 2022 to December 31, 2022 is not annualized. Total return is calculated based on a change in NAV per share between the beginning and end of period NAV per share and assumes distributions paid to shareholders during the period were reinvested in accordance with the Fund’s distribution reinvestment plan.

(6)
Ratios for the six months ending June 30, 2026 and for the period from June 1, 2022 to December 31, 2022 are annualized. Ratios for the year ended December 31, 2023 and the period from June 1, 2022 to December 31, 2022 exclude expense limitation provided by the Adviser.

(7)
Ratios for the six months ending June 30, 2026 includes interest expense on the credit facility of 0.10%. Ratios for the six months ending June 30, 2026 includes interest expense on the Series A Term Preferred Shares of 3.38% of average net assets. Ratios for the six months ending June 30, 2026 includes interest expense on the Series B Term Preferred Shares of 2.57% of average net assets. Ratio for the years ended December 31, 2025 and December 31, 2024 includes interest expense on the credit facility of 0.63% and 0.57% of average net assets, respectively. Ratio for the years ended December 31, 2025 and December 31, 2024 includes interest expense on the Series A Term Preferred Shares of 3.18% and 0.85% of average net assets, respectively. Ratio for the year ended December 31, 2025 includes interest expense on the Series B Term Preferred Shares of 1.80% of average net assets.

(8)
Ratios for the six months ending June 30, 2026 and for the period from June 1, 2022 to December 31, 2022 are annualized. Ratios for the year ended December 31, 2023 and the period from June 1, 2022 to December 31, 2022 reflect expense limitation provided by the Adviser.

(9)
The portfolio turnover rate is calculated as the lesser of total investment purchases executed during the period or the total investment sales executed during the period and repayments of principal, divided by the average fair value of investments for the same period.

(10)
The asset coverage per unit figure is the ratio of the Fund’s total assets, less liabilities and indebtedness not represented by the credit facility, to the aggregate dollar amount of outstanding borrowings of the credit facility, in accordance with section 18(h) of the 1940 Act. The asset coverage per unit figure is expressed in terms of dollar amounts per $1,000 principal amount.

Eagle Point Institutional Income Fund
Supplemental Information (Unaudited)
Senior Securities Table
Information about the Fund’s senior securities shown in the following table has been derived from the Fund’s consolidated financial statements as of and for the dates noted.
Type of Security	Total Amount Outstanding	Asset Coverage Per Unit(1)	Involuntary Liquidating Preference Per Unit(2)	Average Market Value Per Unit(3)
For the six months ended June 30, 2026
Series A Term Preferred Shares	$35,000,000	$67.93	$25.00	$25.19
Series B Term Preferred Shares	$30,000,000	$271.72	$100.00	$100.00
Revolving Credit Facility	$0	N/A	N/A	N/A
For the year ended December 31, 2025
Series A Term Preferred Shares	$35,000,000	$71.76	$25.00	$25.02
Series B Term Preferred Shares	$30,000,000	$287.04	$100.00	$100.00
Revolving Credit Facility	$0	NM	N/A	N/A
For the year ended December 31, 2024
Series A Term Preferred Shares	$35,000,000	$72.91	$25.00	$24.97
Revolving Credit Facility	$19,500,000	$8,151.50	N/A	N/A

(1)
The asset coverage per unit figure is the ratio of the Fund’s total assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate dollar amount of senior securities, as calculated separately for each of the Preferred Shares and Revolving Credit Facility in accordance with section 18(h) of the 1940 Act. With respect to the Preferred Shares, the asset coverage per unit figure is expressed in terms of dollar amounts per preferred share outstanding (based on a per share liquidation preference of $25 and $100 for the Series A Term Preferred Shares and Series B Term Preferred Shares, respectively). With respect to the Revolving Credit Facility, the asset coverage per unit figure is expressed in terms of dollar amounts per $1,000 of indebtedness.

(2)
The involuntary liquidating preference per unit is the amount to which a Preferred Share would be entitled in preference to any security junior to it upon our involuntary liquidation.

(3)
The average market value per unit is calculated by taking the average of the closing price (or $100 principal value for unlisted securities) for each of the Preferred Shares (NYSE: EIIA; Unlisted: Series B Preferred Shares). A $100 per share market value was assumed for unlisted securities.

Distribution Reinvestment Plan
Subject to our Board of Trustees’ discretion and applicable legal restrictions, we intend to authorize and declare ordinary cash distributions on a quarterly basis and pay such distributions on a monthly basis. We have adopted an “opt in” distribution reinvestment plan (“DRIP”) pursuant to which shareholders may elect to have the full amount of their cash distributions reinvested in additional Shares. Shares will be issued pursuant to the DRIP at a price equal to 95% of their most recently determined net asset value as of the payment date (generally the last business day of each calendar month). There is no sales load or other charge for distributions reinvestment. A request must be received by the Fund before the record date to be effective for that dividend or capital gain distribution. Participants in our DRIP are free to elect or revoke reinstatement in the DRIP. If shareholders elect to participate in the DRIP, distributions on Shares are automatically reinvested in additional Shares by one or more affiliates of SS&C Technologies Holdings, Inc. (collectively, “SS&C”), or the “DRIP Agent.” Holders of our Shares who receive distributions in the form of additional Shares are required to pay applicable federal, state or local taxes on the reinvested distribution and will not receive a corresponding cash distribution with which to pay any applicable tax. Reinvested distributions increase our Shareholders’ equity on which a management fee is payable to the Adviser. We reserve the right to amend or terminate the DRIP.
All correspondence or additional information about the DRIP should be directed to SS&C, at (833) 360-5520 or by mail: 80 Lamberton Rd, Windsor, Connecticut 06095.

Additional Information
Investment Advisory Agreement
At a meeting held on May 12, 2026, the Board of Trustees (the “Board”) of Eagle Point Institutional Income Fund (the “Fund”), including all of the trustees that are not interested persons of the Fund (voting separately), unanimously voted to approve the continuation and renewal of the existing investment advisory agreement (the “Investment Advisory Agreement”) by and between the Fund and Eagle Point Credit Management LLC (the “Adviser”) for an additional one-year period.
In reaching a decision to approve the continuation and renewal of the Investment Advisory Agreement, the Board, assisted by the advice of fund counsel, requested and received information and considered all the factors the Board believed relevant, including, among other things, the following: (1) the nature, extent and quality of services performed by the Adviser, including the investment performance of the Fund, other comparable registered investment companies and certain other accounts advised by the Adviser; (2) information regarding the fees and other expenses paid by the Fund, including the cost of services provided by the Adviser and its affiliates; (3) the profitability to the Adviser of its relationship with the Fund, including certain ancillary and other benefits received by the Adviser; (4) comparative information on fees and expenses borne by other comparable registered investment companies and certain other funds and accounts advised by the Adviser; (5) the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of the Fund’s investors; and (6) various other factors.
The Board’s decision to renew the Investment Advisory Agreement was not based on any single factor, but rather was based on a comprehensive consideration of the information provided to the Board at its meetings throughout the year. The Board did not assign relative weights to the factors considered by it as the Board conducted an overall analysis of these factors. Individual members of the Board may have given different weights to different factors.
The Board requested, considered and evaluated information regarding the following factors, among others:
Nature, Extent and Quality of Services and Performance
The Board reviewed and considered the nature, extent and quality of the services provided by the Adviser under the Investment Advisory Agreement. Among other things, the Board reviewed the most recent Form ADV for the Adviser and information about the background and experience of the key personnel of the Adviser primarily responsible for the day-to-day portfolio management of the Fund, including their experience in managing portfolios of CLO securities and the CLO industry knowledge of the Adviser’s senior investment team.
The Board also evaluated the ability of the Adviser to attract and retain high-caliber personnel. In this regard, the Board considered information regarding the Adviser’s compensation program, which is designed to provide both annual and long-term incentives for its personnel and to align personnel interests with the long-term success of the Adviser’s clients, including the Fund.
In addition, the Board reviewed information about the Adviser’s investment process, financial stability, investment and risk management programs, the legal and compliance programs of the Adviser, and the Fund’s use of leverage, the forms of leverage used by the Fund and the effect of such leverage on the Fund’s portfolio and performance and the Adviser’s profitability.
The Board then reviewed and considered the Fund’s performance in terms of total return on a net asset value basis during the 1-, 2- and 3-year periods ended December 31, 2025, and considered such performance in light of the Fund’s investment objectives, strategies and risks.
The Board also considered and discussed the Fund’s performance in comparison to the performance for various relevant periods of (1) four non-listed closed-end investment companies that have an investment strategy comparable to that of the Fund (“Peer Group Funds”), (2) a non-listed registered closed-end investment company managed by a third-party investment adviser that has a portion of its assets invested in the types of securities in which the Fund primarily invests (the “Peer Universe Fund” and together with the Peer Group Funds, the “Peer Funds”), (3) funds and accounts managed by the Adviser and its affiliates that invest a majority of their assets in the types of securities in which the Fund primarily invests (collectively, the “Other Comparable Funds and Account”), and (4) a composite of estimates of CLO equity performance published by several Wall Street research firms. The Board also discussed and considered the Fund’s recent performance in light of recent and current market conditions.
Based on the above factors, together with those referenced below, the Board concluded that it was satisfied with, and that the Fund should continue to benefit from, the nature, extent and quality of services provided to the Fund by the Adviser.
Investment Advisory Fee Rates and Total Expense Ratio
The Board then reviewed and considered the advisory fee rates, including the base management fee and incentive fee, payable by the Fund to the Adviser under the Investment Advisory Agreement and the total expense ratio of the Fund. Additionally, the Board received and considered information comparing the advisory fee rates and total expense ratio of the Fund with those of the Peer Funds and certain of the Other Comparable Funds and Account.
The Board noted that the Fund’s contractual management fee rate was higher than that of three of the Peer Funds, lower than that of two of the Peer Funds and higher than the average contractual management fee rate of the Peer Funds. The Board noted that the Fund’s effective incentive fee rate was higher than three of the four Peer Funds that have an incentive fee. The Board further considered that the Fund’s net expense ratio was higher than that of the average net expense ratio of the Peer Funds. Among other things, the Board considered the differences between the investment strategy of the Fund and the strategy of each of the Peer Funds.
The Board also compared the advisory fee rates paid by each of the Fund, the Peer Funds and the Other Comparable Funds and Account. The Board noted the differences in the fee structures among the Fund on one hand and the Peer Funds and the Other Comparable Funds and Account on the other, and that such differences could cause the Fund to pay a higher or lower effective advisory fee rate than the Peer Funds and the Other Comparable Funds and Account in certain circumstances. The Board considered that the different rate structures are driven by investor expectations for the different fund structures and strategies, the additional complexity of the Adviser’s investment strategy in the regulatory and tax environment applicable to the Fund’s portfolio and the costs associated with operating as an investment adviser for a registered investment company.
In considering the advisory fee rates, the Board also discussed the Fund’s use of leverage, including the Fund’s issuance of preferred shares and borrowing under its credit facility. The Board noted that while the Adviser believes that the prudent use of leverage is in the best interests of the Fund and its shareholders, the use of leverage increases the management fee paid by the Fund to the Adviser because the management fee is based on total assets, including assets attributable to leverage (less certain accrued liabilities), and therefore creates a conflict of interest.
Based on its review, the Board concluded that each of the Fund’s advisory fee rates and total expense ratio is fair and reasonable in light of the services provided to the Fund and other factors considered.
Profitability
The Board also considered a profitability analysis of the Adviser and its affiliates with respect to the Fund and the changes in such profitability over time. The Board concluded that, in light of the profitability information presented and other factors considered, the Adviser’s profitability was not excessive.
Economies of Scale
The Board considered information regarding whether the Investment Advisory Agreement reflects economies of scale for the benefit of the Fund’s investors. The Board considered that, given (1) the complexity and time required to manage and monitor the types of securities in which the Fund invests, (2) the resource-intensive nature of acquiring and disposing of certain of the Fund’s investments in the primary markets (particularly with respect to CLO equity investments), (3) the need to manage continuous inflows raised through the Fund’s public offering and to manage the liquidity of the Fund’s portfolio in connection with the Fund’s intention to provide quarterly tender offers and for general risk management purposes and (4) the limited size of individual transactions, any growth in the Fund’s assets would be expected to require and had required additional investment resources, including personnel, and therefore generally would not meaningfully reduce the per unit cost of managing the Fund’s portfolio. Based on the foregoing, the Board concluded that the opportunity of the Fund to realize significant economies of scale is limited and the fee structure was appropriate given the Fund’s investment objectives and strategies.
Other Benefits
The Board considered other benefits to the Adviser and its affiliates derived from their relationship with the Fund. The Board considered the Adviser’s representation that these ancillary benefits could not be appropriately valued. The Board also considered that Eagle Point Securities LLC, an affiliate of the Adviser, serves as the dealer manager of the Fund. The Board noted that, as dealer manager, Eagle Point Securities LLC receives a dealer manager fee in connection with sales of the Fund’s common shares; however, the Board noted that generally all or a substantial portion of Eagle Point Securities LLC’s compensation is waived or re-allowed to the applicable third-party selling intermediary.
Based on the information reviewed and the discussions detailed above, the Board reached a determination, through the exercise of its business judgment, that the compensation payable to the Adviser pursuant to the Investment Advisory Agreement was fair and reasonable in light of the services provided to the Fund by the Adviser and other factors considered.
Portfolio Information
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund Form N-PORT is available without charge, upon request by calling (844) 810-6501, or from the EDGAR Database on the SEC’s website (www.sec.gov).
Proxy Voting Records
The Fund has delegated its proxy voting responsibility to the Adviser. A description of these policies and procedures is available (1) without charge, upon request, by calling toll free (844) 810-6501; and (2) in the Fund’s prospectus, which can be found on the SEC’s website (www.sec.gov).
Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available: (1) without charge, upon request, by calling toll free (844) 810-6501; and (2) in the Fund’s Form N-PX filing, which can be found on the SEC’s website (www.sec.gov). The Fund also makes this information available on its website at www.EPIIF.com.
Privacy Notice
The Fund is committed to protecting your privacy. This privacy notice explains the privacy policies of Eagle Point Institutional Income Fund and its affiliated companies. The terms of this notice apply to both current and former shareholders. The Fund will safeguard, according to strict standards of security and confidentiality, all information it receives about you. With regard to this information, the Fund maintains procedural safeguards that are reasonably designed to comply with federal standards. We have implemented procedures that are designed to restrict access to your personal information to authorized employees of the Fund’s investment adviser, Eagle Point Credit Management LLC and its affiliates who need to know your personal information to perform their jobs, and in connection with servicing your account. The Fund’s goal is to limit the collection and use of information about you. While we may share your personal information with our affiliates in connection with servicing your account, our affiliates are not permitted to share your information with non-affiliated entities, except as permitted or required by law.
When you purchase shares of the Fund and in the course of providing you with products and services, we and certain of our service providers, such as a transfer agent, may collect personal information about you, such as your name, address, social security number or tax identification number. This information may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from your transactions, from your brokerage or financial advisory firm, financial adviser or consultant, and/or information captured on applicable websites.
We do not disclose any personal information provided by you or gathered by us to non-affiliated third parties, except as permitted or required by law or for our everyday business purposes, such as to process transactions or service your account. For example, we may share your personal information in order to send you annual and semiannual reports, proxy statements and other information required by law, and to send you information the Fund believes may be of interest to you. We may disclose your personal information to unaffiliated third-party financial service providers (which may include a custodian, transfer agent, accountant or financial printer) who need to know that information in order to provide services to you or to the Fund. These companies are required to protect your information and use it solely for the purpose for which they received it or as otherwise permitted by law. We may also provide your personal information to your brokerage or financial advisory firm and/or to your financial adviser or consultant, as well as to professional advisors, such as accountants, lawyers and consultants.
We reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where we believe in good faith that disclosure is required by law, such as in accordance with a court order or at the request of government regulators or law enforcement authorities or to protect our rights or property. We may also disclose your personal information to a non-affiliated third party at your request or if you consent in writing to the disclosure.
If you have any questions or concerns about the privacy of your personal information, please contact our investor relations team at (844) 810-6501.
We will review this policy from time to time and may update it at our discretion.

EAGLE POINT
INSTITUTIONAL INCOME

Transfer Agent for Common Stock
SS&C Technologies, Inc.
80 Lamberton Rd.
Windsor, CT 06095
(833) 360 5520

Transfer Agent for Series A Preferred Stock
Equiniti Trust Company, LLC
P.O. Box 500
Newark, NJ 07101
(800) 937 5449

www.EPIIF.com

“Eagle Point” and “Eagle Point Credit” are registered trademarks of Eagle Point Credit Management LLC.
© Eagle Point Institutional Income Fund. All rights reserved.

Item 2. Code of Ethics

The information required by this Item is only required in an annual report on this Form N-CSR.

Item 3. Audit Committee Financial Expert

The information required by this Item is only required in an annual report on this Form N-CSR.

Item 4. Principal Accountant Fees and Services

The information required by this Item is only required in an annual report on this Form N-CSR.

Item 5. Audit Committee of Listed Registrant

The information required by this Item is only required in an annual report on this Form N-CSR.

Item 6. Investments

(a)	A schedule of investments is included in the registrant’s report to shareholders under Item 1.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights For Open-End Management Investment Companies

Not applicable.

Item 8. Changes in and Disagreements With Accountants For Open-End Management Investment Companies

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies

Not applicable.

Item 11. Statement Regarding Basis For Approval of Investment Advisory Contract

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The information required by this Item is only required in an annual report on this Form N-CSR.

Item 13. Portfolio Managers of Closed-End Investment Companies

(a)	The information required by this Item is only required in an annual report on this Form N-CSR.

(b)	There has been no change, as of the date of the filing of this N-CSR, to any of the portfolio managers identified in response to this item in the registrant’s most recent annual report on Form N-CSR.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases

There have been no purchases by or on behalf of the registrant of shares or other units of any class of the registrant’s equity securities that are registered pursuant to Section 12 of the Exchange Act during the period covered by this report.

Item 15. Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 16. Controls and Procedures

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30(a)-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)), are effective as of a date within 90 days of the filing of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

The registrant did not engage in securities lending activity during its most recent fiscal year.

Item 18. Recovery of Erroneously Awarded Compensation

Not applicable.

Item 19. Exhibits

(a) (3)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EAGLE POINT INSTITUTIONAL INCOME FUND

By:	/s/ Thomas P. Majewski
Thomas P. Majewski
Chief Executive Officer (Principal Executive Officer)
Date:	August 28, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacity and on the dates indicated.

By:	/s/ Thomas P. Majewski
Thomas P. Majewski
Chief Executive Officer (Principal Executive Officer)
Date:	August 28, 2026

By:	/s/ Alena Umnova
Alena Umnova
Chief Financial Officer (Principal Financial Officer)
Date:	August 28, 2026